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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2008 through September 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer Strategic
Income Fund

--------------------------------------------------------------------------------
Annual Report | September 30, 2009
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PSRAX
Class B   PSRBX
Class C   PSRCX
Class R   STIRX
Class Y   STRYX
Class Z   STIZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             9
Prices and Distributions                                     10
Performance Update                                           11
Comparing Ongoing Fund Expenses                              17
Schedule of Investments                                      19
Financial Statements                                         57
Notes to Financial Statements                                67
Report of Independent Registered Public Accounting Firm      76
Trustees, Officers and Service Providers                     77


                    Pioneer Strategic Income Fund | Annual Report | 9/30/09    1

President's Letter


Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high yield bonds, outperformed other fixed-income asset classes through the first eight months of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2    Pioneer Strategic Income Fund | Annual Report | 9/30/09
www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/09    3

Portfolio Management Discussion | 9/30/09

Fixed-income investors worked their way over a dramatically shifting landscape during the 12 months ended September 30, 2009. The first half of the period was marked by intense worries about the impacts of a spreading credit crisis, which led to a global flight to quality in which Treasuries and other very high-quality securities became safe havens from market turmoil. However, confidence began returning over the second half of the period, as credit-sensitive securities staged a robust recovery. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income Fund over the 12 months. Mr. Taubes, head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform over the 12 months ended September 30, 2009?

A The Fund performed very well against a fast-moving investment backdrop. Pioneer Strategic Income Fund's Class A shares returned 15.69% at net asset value for the 12 months ended September 30, 2009, compared with a 10.91% return over the same period for the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal (Bond) Index. During the same 12 months, the average return of the 152 mutual funds in Lipper's Multi-Sector Income Fund category was 13.43%. On September 30, 2009, the 30-day SEC yield on the Fund's Class A shares was 5.24%.

Q What were the principal market-related factors affecting the Fund's performance over the 12 months ended September 30, 2009?

A The Fund outperformed its benchmark and Lipper peer group during a period of extreme market volatility that saw different sectors of the fixed-income market fall into and out of favor as market sentiment changed. Throughout it all, we held to a relatively consistent strategy that maintained a diversified portfolio of investments, with exposure to the different parts of the fixed-income market. This diversified approach helped cushion the effects on the Fund of the most extreme market swings. At the same time, we did make adjustments to areas of emphasis, reducing the Fund's investments exposed to great credit risk early in the period, and selectively increasing the portfolio's positions in securities with credit exposure after their prices had fallen to levels we thought were unrealistically low.

   For most of the first six months of the period, market conditions were terrible for all credit-related securities. Both high-yield and investment-grade corporate bond prices declined dramatically, and their yield spreads (or differences) widened dramatically compared with Treasuries and other


4    Pioneer Strategic Income Fund | Annual Report | 9/30/09
   high-grade securities that had either no credit risk or minimal risk. The Merrill Lynch High Yield Master Index II -- a commonly accepted measure of high-yield security performance -- for example, declined by 13.50% during the six months between September 30, 2008, and March 31, 2009, while asset-backed securities and investment-grade bonds also fared very poorly. In contrast, the second six months, from April 1, 2009, through September 30, 2009, not only erased all the losses incurred during the first six months, but they also added additional returns. In the end, credit-exposed securities outperformed Treasuries over the full 12-month period, with the Merrill Lynch High Yield Master II Index generating a 22.66% total return for the 12 months ended September 30, 2009, after producing a spectacular 41.44% return in the period's second six months.

   The shifting trends in the market during the 12-month period underscored the importance both of patience in the face of short-term market volatility, and careful issue-by-issue credit analysis to determine which securities pose the greatest risks and which securities have fallen to extreme low prices in relation to the fundamentals of the issuing companies. For the entire 12 months ended September 30, 2009, the fixed-income market offered excellent rewards for those who remained patient and did not change strategies by trading frequently in the face of short-term adversity.

Q How was the Fund positioned throughout the 12-month period ended September 30, 2009?

A We had gradually lowered the Fund's exposure to credit risk prior to the start of its fiscal year in October 2008, building up positions in higher-quality debt, which were predominately government-agency mortgage-backed securities. As the period progressed, we began adding back to the Fund's exposure to credit sectors. In particular, we increased the Fund's positions in investment-grade grade corporate bonds, where we thought available lower prices had become dislocated from the realistic risk of credit default. We thought investment-grade corporates were priced for default rates higher than those which occurred during the Great Depression, while the safeguards that had been built into the market since the Depression gave us confidence that the direst scenarios were extremely implausible. We found some of the most attractive opportunities in higher-quality banks, such as Goldman Sachs, PNC, Wells Fargo and U.S. Bancorp, whose securities had fallen in value alongside the debt of lower-quality banking institutions. The Fund's investments in the debt of higher-quality banks eventually recovered in value, providing a substantial contribution to the portfolio's eventual outperformance for the 12 months ended September 30, 2009. We also increased the Fund's investments in lower-rated, high-yielding corporate bonds and bank loans, and we established positions in some convertible bonds, whose prices had fallen to depressed levels amid widespread selling by hedge funds forced to sell assets during the market turmoil of late 2008.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/09    5

   We funded the purchases of these new investments by reducing the Fund's allocations to government-agency mortgage-backed securities, which we thought had become expensive in relation to their underlying value, especially after the Federal Reserve Board (the Fed) announced it would invest in them. We also reduced the Fund's small position in Treasuries.

   At the start of the Fund's fiscal year in October 2008, the portfolio also had very little exposure to securities not denominated in the U.S. dollar. The emphasis helped early in the Fund's fiscal year when the U.S. dollar rallied. However, as the credit crisis unfolded, we modestly added to the Fund's foreign currency positions, with primary emphasis on the currencies of commodity-producing countries such as Canada, Australia and Norway, which we favored because of their higher yields and what we believed to be the generally solid economies that were behind them. Throughout the Fund's fiscal year, we maintained a relatively steady portfolio exposure to emerging market debt. While the sector performed well, we believed we could find equally attractive opportunities elsewhere, with less risk.

   At September 30, 2009, U.S. high-yield debt accounted for 27.7% of the Fund's assets, while domestic investment-grade corporates accounted for 20.1% of assets and international investment-grade issues represented 11.8% of assets. Emerging market/international high yield and bank loans represented 8.9% and 4.6% of assets, respectively. The Fund's allocation to mortgage-backed securities, primarily government agency, represented 19.1% of assets. About 5.4% of assets were in investments denominated in foreign currencies. The portfolio's average credit quality at September 30, 2009, was BBB.

Q What types of investments most influenced the Fund's results over the 12 months ended September 30, 2009?

A The Fund's positions in the higher-quality financial institutions helped returns significantly, as bonds of Goldman Sachs, PNC and State Street all produced above-average returns in the market recovery. We also invested the Fund in some commodity-linked corporates that fared well, including securities of Freeport McMoRan Copper & Gold, the world's largest copper miner. We subsequently sold the Freeport McMoRan position from the portfolio after its price had appreciated significantly.

   Despite the Fund's outperformance, there were several investments that produced disappointing returns. They included bonds of Cooper-Standard Holdings, a manufacturer of components for the automotive industry; bank loans of Land Source, a real estate venture based in California; and bonds of Indepencia, a Brazilian beef producer. We sold the bonds of Cooper-Standard Holdings, but still held the other positions in the portfolio as of September 30, 2009.


6    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Q  What is your outlook?

A The macroeconomic outlook appears encouraging for the remainder of 2009 and into 2010, which should continue to bode well for credit-sensitive investments. The governments and especially the central banks of major economies have poured liquidity into the financial markets, which should support bond prices while allowing companies to strengthen their balance sheets by recapitalizing. We already have begun to see increases in the issuance of new corporate bonds and stock offerings. We believe many other economically advanced nations, especially in Asia, actually are in stronger fundamental positions than is the United States, and their growth should spur greater export business from the U.S. We think the U.S. economy should produce positive growth, as measured in gross domestic product, during the second half of 2009, and this trend is likely to continue through 2010. Meanwhile, companies have worked hard at cutting expenses and improving their operating margins, which should lead to increasing profits, especially against a backdrop of a growing economy.

   At the same time, we recognize that the availability of new sources of credit has not yet been extended beyond the larger companies, and many small- and mid-sized companies still face challenges in getting credit. Many individuals, as well, also are not benefiting, especially as corporations continue to try to control their employment costs. We think we may not see noticeable improvement in the jobs market until later in 2010, although the financial markets should continue to improve in advance of the creation of new jobs in the economy.

   In this environment, we plan to continue to emphasize credit research. We are especially interested in opportunities in non-government agency mortgages, which thus far have been slow to respond to evidence of an economic stabilization and recovery. We intend to consider increasing the Fund's positions in those non-agency mortgages, as well as in bank loans. Both investments have the advantage of offering floating interest rates, which would give investors protection against the day when the Fed begins to raise short-term rates.

Please refer to the Schedule of Investments on pages 19-56 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government


                    Pioneer Strategic Income Fund | Annual Report | 9/30/09    7
sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Portfolio Summary | 9/30/09

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                    49.9%
U.S. Government Securities              22.0%
Temporary Cash Investments               6.2%
Foreign Government Bonds                 5.9%
Senior Floating Rate Loans               4.5%
Convertible Corporate Bonds              4.0%
Collateralized Mortgage Obligations      3.2%
Assest Backed Securities                 2.4%
Municipal Bonds                          1.0%
U.S. Preferred Stocks                    0.5%
U.S. Common Stocks                       0.4%



Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                      0.9%
AA                                       3.0%
A                                        9.1%
BBB                                     16.6%
BB and Lower                            38.0%
Cash Equivalents                         2.8%
Treasury/Agency                         29.6%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

    1.    Federal National Mortgage Association, 4.5%, 7/1/39         1.78%
    2.    U.S. Treasury Bonds, 3.25%, 5/31/16                         1.64
    3.    U.S. Treasury Notes, 3.125%, 5/15/19                        1.47
    4.    Government of France, 3.75%, 4/25/17                        1.11
    5.    U.S. Treasury Notes, 1.75%, 8/15/12                         1.07
    6.    U.S. Treasury Bonds, 3.25%, 6/30/16                         1.00
    7.    Japan Government, 1.1%, 12/10/16                            0.81
    8.    U.S. Treasury Bond, 2.75%, 2/15/19                          0.80
    9.    Government of Sweden, 5.25%, 3/15/11                        0.73
   10.    Norway Government Bond, 5.0%, 5/15/15                       0.71

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/09    9

Prices and Distributions | 9/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      Class                           9/30/09                     9/30/08
--------------------------------------------------------------------------------
       A                               $ 10.22                     $ 9.76
--------------------------------------------------------------------------------
       B                               $ 10.06                     $ 9.62
--------------------------------------------------------------------------------
       C                               $ 10.00                     $ 9.56
--------------------------------------------------------------------------------
       R                               $ 10.38                     $ 9.91
--------------------------------------------------------------------------------
       Y                               $ 10.23                     $ 9.78
--------------------------------------------------------------------------------
       Z                               $ 10.21                     $ 9.81
--------------------------------------------------------------------------------

Distributions per Share: 10/1/08-9/30/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment           Short-Term           Long-Term
   Class              Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
      A              $ 0.7661              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------
      B              $ 0.6881              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------
      C              $ 0.6921              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------
      R              $ 0.7587              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------
      Y              $ 0.8107              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------
      Z              $ 0.8030              $ 0.0734             $ 0.0464
--------------------------------------------------------------------------------


10    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Performance Update | 9/30/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                             Net Asset       Public Offering
Period                                       Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                     8.04%           7.54%
 5 Years                                      6.45            5.47
 1 Year                                      15.69           10.48
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              1.14%          1.14%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                         9550                           10000
                             9923                           10728
9/01                        10466                           12000
                            11312                           12950
9/03                        13796                           13872
                            15141                           14486
9/05                        16227                           14974
                            16945                           15585
9/07                        18023                           16411
                            17889                           16792
9/09                        20696                           18625

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    11

Performance Update | 9/30/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                       7.20%          7.20%
 5 Years                                        5.61           5.61
 1 Year                                        14.71          10.71
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                               Gross          Net
--------------------------------------------------------------------------------
                                                1.88%          1.88%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                        10000                           10000
                            10305                           10728
9/01                        10805                           12000
                            11582                           12950
9/03                        14011                           13872
                            15254                           14486
9/05                        16224                           14974
                            16815                           15585
9/07                        17726                           16411
                            17473                           16792
9/09                        20044                           18625

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Performance Update | 9/30/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                       7.22%          7.22%
 5 Years                                        5.67           5.67
 1 Year                                        14.86          14.86
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                1.83%          1.83%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                        10000                           10000
                            10281                           10728
9/01                        10788                           12000
                            11567                           12950
9/03                        13977                           13872
                            15235                           14486
9/05                        16215                           14974
                            16800                           15585
9/07                        17743                           16411
                            17478                           16792
9/09                        20075                           18625


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    13

Performance Update | 9/30/09                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                       7.78%          7.78%
 5 Years                                        6.23           6.23
 1 Year                                        15.45          15.45
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                1.39%          1.39%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                        10000                           10000
                            10341                           10728
9/01                        10852                           12000
                            11672                           12950
9/03                        14284                           13872
                            15634                           14486
9/05                        16729                           14974
                            17432                           15585
9/07                        18491                           16411
                            18320                           16792
9/09                        21152                           18625


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Performance Update | 9/30/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                       8.26%          8.26%
 5 Years                                        6.85           6.85
 1 Year                                        16.11          16.11
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                0.68%          0.68%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                        10000                           10000
                            10392                           10728
9/01                        10961                           12000
                            11847                           12950
9/03                        14448                           13872
                            15877                           14486
9/05                        17091                           14974
                            17928                           15585
9/07                        19100                           16411
                            19048                           16792
9/09                        22116                           18625


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    15

Performance Update | 9/30/09                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2009)
--------------------------------------------------------------------------------
                                               If             If
Period                                         Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                       8.12%          8.12%
 5 Years                                        6.60           6.60
 1 Year                                        15.43          15.43
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                0.71%          0.71%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                        Pioneer Strategic               Barclays Capital
                          Income Fund                 U.S. Universal Index
                          -----------                 --------------------
9/99                        10000                           10000
                            10392                           10728
9/01                        10961                           12000
                            11847                           12950
9/03                        14448                           13872
                            15857                           14486
9/05                        16994                           14974
                            17746                           15585
9/07                        18879                           16411
                            18911                           16792
9/09                        21830                           18625


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


16    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2009 through September 30, 2009.


------------------------------------------------------------------------------------------------------------------------------------
 Share Class                            A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 4/1/09
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account                    $ 1,243.44       $ 1,238.50       $ 1,239.05       $ 1,242.73       $ 1,244.75       $ 1,241.85
 Value on 9/30/09
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid                     $     6.58       $    10.89       $    10.38       $     8.10       $     3.94       $     4.50
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.94%, 1.85%, 1.44%, 0.70% and 0.80% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2009 through September 30, 2009.


------------------------------------------------------------------------------------------------------------------------------------
 Share Class                            A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 4/1/09
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account                    $ 1,019.20       $ 1,015.34       $ 1,015.79       $ 1,017.85       $ 1,021.56       $ 1,021.06
 Value on 9/30/09
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid                     $     5.92       $     9.80       $     9.35       $     7.28       $     3.55       $     4.05
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.94%, 1.85%, 1.44%, 0.70% and 0.80% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


18    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Schedule of Investments | 9/30/09


---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                          CONVERTIBLE CORPORATE BONDS -- 4.1%
                                          ENERGY -- 0.7%
                                          Coal & Consumable Fuels -- 0.4%
11,320,000                        BB-/NR  Massey Energy Co., 3.25%, 8/1/15           $    8,999,400
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.1%
 1,950,000                     BBB+/Baa2  Transocean Sedco, 1.625%, 12/15/37         $    1,940,250
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.2%
 3,375,000                        BB/Ba3  Chesapeake Energy Co., 2.5%, 5/15/37       $    3,083,906
                                                                                     --------------
                                          Total Energy                               $   14,023,556
---------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.1%
                                          Forest Products -- 0.1%
 2,225,000                        BB/Ba2  Sino Forest Corp., 5.0%, 8/1/13 (144A)     $    2,378,080
                                                                                     --------------
                                          Total Materials                            $    2,378,080
---------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.6%
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
   440,000                      CCC/Caa2  Greenbrier Co., Inc., 2.375%, 5/15/26      $      298,650
---------------------------------------------------------------------------------------------------
                                          Electrical Component & Equipment -- 0.3%
 7,130,000                         B+/B1  General Cable Corp., 1.0%, 10/15/12        $    6,096,150
---------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.2%
 4,584,000                          B/NR  WESCO International, Inc., 6.0%,
                                          9/15/29                                    $    5,867,520
                                                                                     --------------
                                          Total Capital Goods                        $   12,262,320
---------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.3%
                                          Marine -- 0.3%
 6,245,000                     CCC+/Caa2  Horizon Lines, Inc., 4.25%, 8/15/12        $    4,925,744
                                                                                     --------------
                                          Total Transportation                       $    4,925,744
---------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Casinos & Gaming -- 0.1%
 1,635,000                        BB-/NR  Scientific Games Corp., 0.75%, 12/1/24     $    1,610,475
                                                                                     --------------
                                          Total Consumer Services                    $    1,610,475
---------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                          Health Care Equipment -- 0.2%
 3,745,000                        BB-/NR  Hologic, Inc., 2.0%, 12/15/37              $    3,061,538
---------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.0%
   702,000                          B/NR  LifePoint Hospitals, Inc., 3.5%, 5/15/14   $      595,823
---------------------------------------------------------------------------------------------------
                                          Health Care Services -- 0.3%
 6,860,000                         B+/B3  Omnicare, Inc., 3.25%, 12/15/35            $    5,265,050
                                                                                     --------------
                                          Total Health Care Equipment & Services     $    8,922,411
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    19

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                            Pharmaceuticals -- 0.1%
 2,995,000                         BB-/NR   Mylan Labs, Inc., 1.25%, 3/15/12 (c)        $    2,931,356
                                                                                        --------------
                                            Total Pharmaceuticals & Biotechnology       $    2,931,356
-------------------------------------------------------------------------------------------------------
                                            BANKS -- 0.1%
                                            Regional Banks -- 0.1%
 1,940,000                           A/A3   National City Corp., 4.0%, 2/1/11           $    1,954,550
                                                                                        --------------
                                            Total Banks                                 $    1,954,550
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Asset Management & Custody Banks -- 0.3%
 7,057,000                        BBB-/NR   Affiliated Managers Group, Inc., 3.95%,
                                            8/15/38                                     $    6,660,044
                                                                                        --------------
                                            Total Diversified Financials                $    6,660,044
-------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                            Electronic Equipment & Instruments -- 0.3%
 5,090,000                         BB-/NR   L-1 Identity Solutions, Inc. 3.75%,
                                            5/15/27                                     $    4,472,838
-------------------------------------------------------------------------------------------------------
                                            Technology Distributors -- 0.2%
 5,230,000                         BB-/NR   Anixter International, Inc. 1.0%, 2/15/13   $    4,687,388
                                                                                        --------------
                                            Total Technology Hardware & Equipment       $    9,160,226
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.2%
 3,480,000                          A-/A2   Intel Corp., 3.25%, 8/1/39                  $    3,719,250
                                                                                        --------------
                                            Total Semiconductors                        $    3,719,250
-------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.6%
                                            Integrated Telecommunication Services -- 0.2%
 2,494,000                          B+/B1   Qwest Communications International, Inc.,
                                            3.5%, 11/15/25                              $    2,515,823
-------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.4%
10,470,000                          B+/NR   NII Holdings, Inc., 3.125%, 6/15/12         $    9,148,160
                                                                                        --------------
                                            Total Telecommunication Services            $   11,663,983
-------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $64,325,316)                          $   80,211,995
-------------------------------------------------------------------------------------------------------

Shares
-------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 0.5%
                                            MATERIALS -- 0.1%
                                            Diversified Metals & Mining -- 0.1%
    23,100                                  Freeport-McMoran Copper & Gold, Inc.,
                                            6.75%, 5/1/10                               $    2,379,300
                                                                                        --------------
                                            Total Materials                             $    2,379,300
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------

                 Floating      S&P/Moody's
                 Rate (b)      Ratings
 Shares          (unaudited)   (unaudited)                                       Value
----------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.4%
                                             Diversified Financial Services -- 0.4%
         9,270                               Bank of America Corp., 7.25%,
                                             12/31/49                           $    7,879,407
                                                                                --------------
                                             Total Diversified Financials       $    7,879,407
----------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $8,420,635)                  $   10,258,707
----------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.4%
                                             MATERIALS -- 0.2%
                                             Commodity Chemicals -- 0.2%
       251,496                               Georgia Gulf Corp.*(f) (g)         $    3,050,646
----------------------------------------------------------------------------------------------
                                             Forest Products -- 0.0%
       151,370                               Ainsworth Lumber Co., Ltd.*        $      341,399
                                                                                --------------
                                             Total Materials                    $    3,392,045
----------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.0%
                                             Airlines -- 0.0%
        78,879                               Delta Air Lines, Inc.*(c)          $      706,756
                                                                                --------------
                                             Total Transportation               $      706,756
----------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Asset Management & Custody Banks -- 0.2%
       142,096                               Legg Mason, Inc.                   $    4,409,239
----------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.0%
       266,967                               Newhall Land Development LLC*(f)   $      218,913
                                                                                --------------
                                             Total Diversified Financials       $    4,628,152
----------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $9,059,124)                  $    8,726,953
----------------------------------------------------------------------------------------------
 Principal
 Amount ($)
----------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 2.5%
                                             CONSUMER SERVICES -- 0.2%
                                             Restaurants -- 0.2%
     5,205,000                       BB/Ba3  Dunkin Brands Master Finance LLC,
                                             8.28%, 6/20/31 (144A)              $    4,269,921
                                                                                --------------
                                             Total Consumer Services            $    4,269,921
----------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 0.2%
                                             Food Retail -- 0.2%
     6,400,000                       BB/Aaa  Dominos Pizza Master Issuer LLC,
                                             7.629%, 4/25/37                    $    4,160,000
                                                                                --------------
                                             Total Food & Drug Retailing        $    4,160,000
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    21

--------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                          BANKS -- 1.8%
                                          Diversified Banks -- 0.1%
  1,793,723         0.60          AAA/Aaa Wells Fargo Home Equity Trust, Floating
                                          Rate Note, 11/25/35                       $    1,624,599
--------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 1.7%
  1,898,009         0.85          AA+/Aa1 ACE 2004-HE4 M1, Floating Rate Note,
                                          12/25/34                                  $    1,304,429
    893,688         0.35          AAA/Ba1 Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 6/25/37                               775,886
    933,113         0.65          AAA/Aa1 Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 9/25/35                               783,106
  3,215,000         0.35         AAA/Baa3 Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 10/25/36                            2,337,805
  1,806,438         0.46            B/Ba2 CMLTI 2006-WFH2 A2A, Floating Rate
                                          Note, 8/25/36                                  1,185,791
  3,815,000         0.76          AA+/Aa1 Countrywide Asset Backed Certificates,
                                          Floating Rate Note, 11/25/35                   3,101,927
  1,998,410         0.43          AAA/Ba2 Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 7/25/36                    1,392,997
  3,535,519         0.67          AA+/Aa1 Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 8/25/35                    3,360,849
    962,745         0.60           AAA/A2 FBR Securitization Trust, Floating Rate
                                          Note, 10/25/35                                   544,497
  2,447,725         0.54          AAA/Aaa FBR Securitization Trust, 2.76188%,
                                          9/25/35                                        2,188,058
    187,318         0.44             A/B1 FFML 2006-FF4 A2, Floating Rate Note,
                                          3/25/36                                          115,644
  1,100,000         0.70           AA+/NR First Franklin Mortgage Loan Asset
                                          Backed Certificates, Floating Rate Note,
                                          3/25/35                                          882,255
    217,019         0.79          AAA/Aaa First Franklin Mortgage Loan Asset
                                          Backed Certificates, Floating Rate Note,
                                          9/24/34                                          185,038
    596,902         0.63           AAA/A2 Fremont Home Loan Trust, Floating Rate
                                          Note, 2/25/36                                    564,571
  1,256,000         0.38           B+/Ba2 GSAMP Trust, Floating Rate Note,
                                          1/25/37                                          911,071
    616,729         0.51          AAA/Aa2 GSAMP Trust, Floating Rate Note,
                                          11/25/35                                         582,176
  5,157,000         0.67          AA+/Aa3 GSAMP Trust, Floating Rate Note,
                                          11/25/35                                       2,977,920
  1,191,149         0.68             A/A2 GSAMP Trust, Floating Rate Note,
                                          3/25/35                                        1,138,967
  3,184,611         0.60         CCC/Caa2 Lehman XS Trust, Floating Rate Note,
                                          12/25/35                                         851,978

The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Annual Report | 9/30/09

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
  1,712,926         0.31            B/A2   Morgan Stanley ABS Capital, Inc., Floating
                                           Rate Note, 12/25/36                          $    1,560,351
    379,687         0.66         AA+/Aa2   Morgan Stanley Capital, Inc., Floating
                                           Rate Note, 3/25/35                                  374,197
    842,757         0.35         AAA/Aa2   Morgan Stanley Capital Trust, Floating
                                           Rate Note, 8/25/36                                  811,306
    517,542         0.34         AAA/Aa2   Option One Mortgage Trust, Floating Rate
                                           Note, 5/25/37                                       493,759
  2,451,405         0.41        AAA/Baa2   Residential Asset Mortgage, Products,
                                           Inc., Floating Rate Note, 10/25/35                1,938,519
  1,847,045         0.45           B-/B2   Residential Asset Mortgage, Products,
                                           Inc., Floating Rate Note, 3/25/36                 1,267,046
  1,698,466         0.69         AAA/Aa2   SASC 2007-BC4 A3, Floating Rate Note,
                                           11/25/37                                          1,530,400
                                                                                        --------------
                                                                                        $   33,160,543
                                                                                        --------------
                                           Total Banks                                  $   34,785,142
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Consumer Finance -- 0.2%
  1,855,000         0.69         AA+/Aa1   RASC 2005-KS7 M1, Floating Rate Note,
                                           8/25/35                                      $    1,403,701
  2,338,776         0.00         B-/Baa1   Residential Asset Securities, Floating Rate
                                           Note, 1/25/35                                     1,753,320
    341,439         0.50         AAA/Aa2   Residential Asset Securities, Floating Rate
                                           Note, 1/25/36                                       300,935
                                                                                        --------------
                                                                                        $    3,457,956
------------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.1%
    556,000         0.69          AA/Aa2   Asset Backed Securities Corp., Floating
                                           Rate Note, 4/25/35                           $      511,985
  1,370,640         0.53         AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                           Note, 12/25/35                                    1,024,072
                                                                                        --------------
                                                                                        $    1,536,057
------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.0%
  2,050,000         0.41        CCC/Caa3   MLMI 2006-AR1 A2C, Floating Rate Note,
                                           3/25/37                                      $      712,318
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.0%
    633,143         2.79         B-/Baa3   Aegis Asset Backed Securities, Floating
                                           Rate Note, 1/25/34                           $      300,087
                                                                                        --------------
                                           Total Diversified Financials                 $    6,006,418
------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $57,457,629)                           $   49,221,481
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    23

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
                                           MATERIALS -- 0.3%
                                           Forest Products -- 0.3%
  6,475,000                       BB/Ba2   T SRA R 2006-1 F, 7.5296%, 10/15/36
                                           (144A)                                    $    5,568,500
    750,000                      AAA/Aaa   TSTAR 2006-1A A, 5.668%, 10/15/36                682,500
                                                                                     --------------
                                                                                     $    6,251,000
                                                                                     --------------
                                           Total Materials                           $    6,251,000
---------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Diversified Support Services -- 0.1%
  1,400,000                       AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                           8/15/48                                   $    1,398,109
                                                                                     --------------
                                           Total Commercial Services & Supplies      $    1,398,109
---------------------------------------------------------------------------------------------------
                                           BANKS -- 2.0%
                                           Thrifts & Mortgage Finance -- 2.0%
  4,348,972                       NR/Aaa   Bank of America Alternative Loan Trust,
                                           5.5%, 9/25/33                             $    4,026,877
  3,187,307                      AAA/Aaa   Bayview Commercial Asset, 0.67375%,
                                           4/25/34                                        2,252,145
  4,261,950                     CCC/Caa1   Chase Mortgage Finance Corp., 5.5%,
                                           5/25/37                                        3,867,720
  1,273,096   0.60                B/Baa3   Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 9/25/35                      663,216
     74,959   5.05                AAA/A2   Countrywide Home Loans, Floating Rate
                                           Note, 9/25/33                                     69,037
  1,790,493   0.68                CCC/Ca   DSLA 2005-AR6 2A1C, Floating Rate
                                           Note, 10/19/45                                   638,245
    708,944   0.70               AAA/Aa2   Global Tower Partners Acquisition,
                                           Floating Rate Note, 10/25/44                     475,866
  1,677,058   0.65                NR/Aaa   Impac CMB Trust, Floating Rate Note,
                                           11/25/35                                       1,138,128
    545,704   0.89               AAA/Aa2   Impac CMB Trust, Floating Rate Note,
                                           9/25/34                                          354,289
  2,165,990   0.60               AAA/Aaa   Impac Securities Assets Corp., Floating
                                           Rate Note, 5/25/36                             1,501,488
  4,701,425                      AAA/Aa3   JP Morgan Mortgage Trust, 6.0%,
                                           8/25/34                                        4,254,790
  2,926,005   0.51                CCC/Ca   Luminent Mortgage Trust, Floating Rate
                                           Note, 7/25/36                                    370,030
  1,418,060                      AAA/Aaa   MASTR Asset Securitization Trust, 5.5%,
                                           11/25/33                                       1,429,425
  2,706,796                      BB-/Ba3   Residential Funding Mortgage Securities,
                                           5.5%, 11/25/35                                 2,563,491
  2,020,000                       NR/Ba2   SBA CMBS Trust, 6.904%, 11/15/36               1,989,700

The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Annual Report | 9/30/09

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
  1,083,998         0.56         AA/Baa1   Structured Asset Mortgage Investments,
                                           Inc., Floating Rate Note, 9/25/45           $      630,120
  2,720,769                      AAA/Aaa   WAMU Mortgage Pass-Through
                                           Certificates, 4.5%, 8/25/18                      2,660,572
  3,477,355         0.48         AAA/Aa1   WAMU Mortgage Pass-Through
                                           Certificates, Floating Rate Note, 4/25/45        2,180,945
    877,981         0.73        AAA/Baa1   WAMU Mortgage Pass-Through
                                           Certificates, Floating Rate Note, 7/25/45          241,752
  3,626,175                       AAA/NR   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 11/25/20                                   3,584,249
  3,016,590                      NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 3/25/21                                    2,770,551
  2,242,836                      AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                           5.25%, 12/25/33                                  2,233,724
                                                                                       --------------
                                                                                       $   39,896,360
                                                                                       --------------
                                           Total Banks                                 $   39,896,360
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.7%
                                           Diversified Financial Services -- 0.7%
  1,735,000                     BBB/Baa2   American Tower Trust, 5.9568%,
                                           4/15/37                                     $    1,665,600
  1,365,000                         A/A1   Chase Commercial Mortgage Securities
                                           Corp., 8.415%, 4/15/32                           1,354,983
    930,000                       AA/Aa2   Crown Castle Towers LLC, 4.878%,
                                           6/15/35                                            930,000
  2,390,000                        NR/A2   Crown Castle Towers LLC, 5.4696%,
                                           11/15/36                                         2,378,050
  3,176,391                       CCC/NR   J.P. Morgan Alternative Loan Trust, 6.0%,
                                           3/25/36                                          2,268,510
  5,749,545                      AAA/AAA   Master Alternative Loans Trust, 6.0%,
                                           7/25/34                                          4,915,861
                                                                                       --------------
                                                                                       $   13,513,004
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.0%
    183,970         0.91        AAA/Baa1   INDX 2004-AR1 2A, Floating Rate Note,
                                           4/25/34                                     $      129,752
                                                                                       --------------
                                           Total Diversified Financials                $   13,642,756
-----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%
                                           Mortgage Real Estate Investment Trust -- 0.0%
    736,011         1.40          BBB/B3   CS First Boston Mortgage Security,
                                           Floating Rate Note, 9/25/34                 $       88,472
                                                                                       --------------
                                           Total Real Estate                           $       88,472
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    25

---------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.0%
                                          Integrated Telecommunication Services -- 0.0%
  895,000                         NA/B2   Global Tower Partners Acquisition, 7.87%,
                                          5/15/37                                    $      805,500
                                                                                     --------------
                                          Total Telecommunication Services           $      805,500
---------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.1%
1,771,079                       AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                 $    1,824,324
                                                                                     --------------
                                          Total Government                           $    1,824,324
---------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $69,512,908)                         $   63,906,521
---------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 51.2%
                                          ENERGY -- 7.5%
                                          Coal & Consumable Fuels -- 0.3%
6,585,000                        BB-/B2   Massey Energy Co., 6.875%, 12/15/13        $    6,354,525
---------------------------------------------------------------------------------------------------
                                          Integrated Oil & Gas -- 0.0%
1,415,000                      BB+/Baa2   Ecopetrol SA, 7.625%, 7/23/19              $    1,549,425
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.6%
5,158,028                         NR/NR   DDI Holding AS, 9.3%, 1/19/12 (144A)       $    4,693,805
  828,935                         NA/NA   DDI Holdings AS, 9.3%, 4/23/12 (144A)             766,765
7,525,000                     BBB+/Baa2   Transocean Sedco Forex, Inc., 1.5%,
                                          12/15/37                                        7,261,625
                                                                                     --------------
                                                                                     $   12,722,195
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.7%
2,970,000                         B+/B1   Complete Production Service, Inc., 8.0%,
                                          12/15/16 .                                 $    2,702,700
4,695,000                        CCC/B2   Oceanografia SA De CV, 11.25%,
                                          7/15/15                                         2,511,825
3,000,000          5.53           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                  2,370,000
5,000,000         11.99           NA/NA   Sevan Marine ASA, Floating Rate Note,
                                          10/24/12 (144A)                                   719,549
4,025,000                     BBB+/Baa1   Weatherford International, Ltd., 9.625%,
                                          3/1/19                                          5,038,612
                                                                                     --------------
                                                                                     $   13,342,686
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 3.0%
2,520,000                      BBB/Baa2   Canadian National Resources, Inc., 5.9%,
                                          2/1/18                                     $    2,686,963
1,020,000                        BB/Ba3   Chesapeake Energy Corp., 7.25%,
                                          12/15/18                                          963,900
  760,000                        BB/Ba3   Chesapeake Energy Corp., 9.5%,
                                          2/15/15                                           799,900
  690,000                         BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16            733,125

The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Annual Report | 9/30/09

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- (continued)
  765,000                      BBB/Baa1   Gaz Capital SA, 8.146%, 4/11/18
                                          (144A)                                        $      808,070
3,798,861                       BBB+/NR   Gazprom International SA, 7.201%,
                                          2/1/20 (144A)                                      3,912,826
3,328,791                       BBB+/NR   Gazprom International SA, 7.201%,
                                          2/1/20                                             3,428,654
2,065,000                      CCC/Caa1   Harvest Operations Corp., 7.875%,
                                          10/15/11                                           1,992,725
3,936,000                        BB-/B3   Hilcorp Energy Co., 7.75%, 11/1/15
                                          (144A)                                             3,719,520
1,655,000                        BB-/B3   Hilcorp Energy Co., 9.0%, 6/1/16 (144A)            1,642,588
1,605,000                          B/B3   Petrohawk Energy Corp., 10.5%, 8/1/14
                                          (144A)                                             1,725,375
1,985,000                          B/B3   PetroHawk Energy Corp., 9.125%,
                                          7/15/13                                            2,039,588
4,060,000                         BB/B1   Plains Exploration & Production Co.,
                                          8.625%, 10/15/19                                   4,110,750
4,845,000                         B-/B3   Quicksilver Resources, Inc., 7.125%,
                                          4/1/16                                             4,203,038
2,680,000                         A/Aa2   Ras Laffan Liquified Natural Gas, Inc., 3,
                                          5.5%, 9/30/14 (144A) (c)                           2,845,150
1,900,000                         B-/B3   Sandridge Energy, Inc., 8.0%, 6/1/18               1,828,750
4,560,000                         B-/B3   Sandridge Energy, Inc., 8.625, 4/1/15              4,520,100
3,360,000          4.83           B-/B3   Sandridge Energy, Inc., Floating Rate
                                          Note, 4/1/14 (c)                                   2,993,730
8,334,566                     BBB-/Baa3   Tengizchevroil LLP, 6.124%, 11/15/14
                                          (144A)                                             8,209,547
1,295,000                      BB+/Baa2   TNK-BP Finance SA, 6.625%, 3/20/17
                                          (144A)                                             1,189,846
4,160,000                      BB+/Baa2   TNK-BP Finance SA, 7.5%, 7/18/16
                                          (144A)                                             4,045,600
1,250,000                      BB+/Baa2   TNK-BP Finance SA, 7.875%, 3/13/18
                                          (144A)                                             1,220,375
                                                                                        --------------
                                                                                        $   59,620,120
------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.8%
3,500,000                        BB-/B1   Petroplus Finance, Ltd., 9.37%, 9/15/19
                                          (144A)                                        $    3,447,500
3,625,000                      BBB/Baa2   Spectra Energy Capital, Inc., 6.2%,
                                          4/15/18                                            3,857,450
2,410,000                       BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                        2,506,400
1,800,000                       BB+/Ba1   Tesoro Corp., 6.625%, 11/1/15                      1,665,000
4,190,000                      BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19               4,882,498
                                                                                        --------------
                                                                                        $   16,358,848
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    27

---------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage & Transportation -- 2.1%
        1,750,000                     BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18             $    1,829,706
          885,000                        B+/B1   Copano Energy LLC, 8.125%, 3/1/16                      862,875
        4,230,000                     BBB/Baa2   DCP Midstream Partners LP, 9.75%,
                                                 3/15/19                                              5,053,251
        3,578,000         8.38          BB/Ba1   Enterprise Products, Inc., Floating Rate
                                                 Note, 8/1/66                                         3,345,430
        5,225,000                     BBB/Baa2   Kinder Morgan Energy Co., 5.95%,
                                                 2/15/18                                              5,465,967
          770,000                        B+/B2   Markwest Energy Partners LP, 8.75%,
                                                 4/15/18                                                766,150
        4,575,000                    BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                                 (144A)                                               5,019,246
        5,100,000                    BBB-/Baa3   Plains All America Pipeline Co., 6.125%,
                                                 1/15/17                                              5,293,509
        5,035,000                      BBB+/A3   Questar Pipeline Co., 5.83%, 2/1/18                  5,329,804
        8,490,000         7.20          BB/Ba1   Southern Union Co., 7.2%, 11/1/66                    6,685,875
        1,825,000                        A-/A3   Trans - Canada Pipelines, Inc., 7.125%,
                                                 1/15/09                                              2,153,166
                                                                                                 --------------
                                                                                                 $   41,804,979
                                                                                                 --------------
                                                 Total Energy                                    $  151,752,778
---------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 5.0%
                                                 Aluminum -- 0.3%
        4,507,000                        NR/WR   Asia Aluminum Holdings, 8.0%,
                                                 12/23/11 (144A) (e)                             $      721,120
        3,050,000                      CCC+/B3   CII Carbon LLC, 11.125%, 11/15/15                    2,928,000
        1,498,067         6.83          D/Caa2   Noranda Aluminum Acquisition, Floating
                                                 Rate Note, 5/15/15                                   1,056,137
        2,160,000                      B-/Caa1   Novelis, Inc., 7.25%, 2/15/15                        1,868,400
                                                                                                 --------------
                                                                                                 $    6,573,657
---------------------------------------------------------------------------------------------------------------
                                                 Commodity Chemicals -- 0.2%
        4,385,000                         C/WR   Basell Finance Co., 8.1%, 3/15/27
                                                 (144A) (e)                                      $    3,376,450
---------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.4%
        2,900,000         6.64          CCC/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                                 12/31/49 (c)                                    $    2,236,161
          905,000                     BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)                    916,012
        4,030,000                      CCC+/B3   U.S. Concrete, Inc., 8.375%, 4/1/14                  2,619,500
        1,750,000                       BBB/NR   Voto-Votorantim Over, 6.625%, 9/25/19                1,743,438
                                                                                                 --------------
                                                                                                 $    7,515,111
---------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemical -- 0.1%
EURO    2,450,000                    CCC-/Caa3   Ineos Group Holdings Plc, 7.875%,
                                                 2/15/16 (144A)                                  $    1,749,044
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.3%
  2,745,000                     BBB/Baa1   Anglo American Capital Plc, 9.375%,
                                           4/8/14                                     $    3,197,925
    895,000                         B/B2   FMG Finance Pty, Ltd., 10.625%, 9/1/16
                                           (144A)                                            991,213
  4,200,000   5.88              BBB-/Ba2   Freeport-McMoran Copper & Gold, Inc.,
                                           Floating Rate Note, 4/1/15 (c)                  4,208,526
  4,070,000                    BBB+/Baa1   Rio Tinto Finance Plc, 8.95%, 5/1/14            4,803,361
  5,155,000                      BB+/Ba2   Teck Resources, Ltd., 10.25%, 5/15/16           5,825,150
  5,980,000                       BB/Ba2   Vedenta Resources Plc, 9.5%, 7/18/18
                                           (144A)                                          5,890,300
                                                                                      --------------
                                                                                      $   24,916,475
----------------------------------------------------------------------------------------------------
                                           Fertilizers & Agricultural Chemicals -- 0.4%
  7,260,000                     BBB/Baa2   AGRIUM, Inc., 6.75%, 1/15/19               $    7,862,950
----------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.0%
    516,549                      B-/Caa3   Ainsworth Lumber Co., 11.0%, 7/29/15
                                           (144A)                                     $      315,095
----------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.3%
    835,000                      CCC+/B3   AEP Industries, Inc., 7.875%, 3/15/13      $      801,600
  1,020,000                       BB/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                           7/1/16 (144A)                                   1,613,184
  1,935,000                       BB-/B1   Consol Glass, Ltd., 7.625%, 4/15/14
                                           (144A)                                          2,543,171
  2,130,000                      BB+/Ba2   Greif Brothers Corp., 6.75%, 2/1/17             2,066,100
                                                                                      --------------
                                                                                      $    7,024,055
----------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.6%
  7,201,000                    CCC+/Caa1   Graham Packaging Co., 8.5%, 10/15/12       $    7,273,010
  4,035,000                        B-/B3   Graphic Packaging Co., 9.5%, 8/15/13 (c)        4,156,050
                                                                                      --------------
                                                                                      $   11,429,060
----------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.2%
  3,250,000                       NR/Ba3   Alrosa Finance SA, 8.875%, 11/17/14
                                           (144A)                                     $    3,152,500
----------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
    815,000                         D/WR   Arco Chemical Co., 9.8%, 2/1/20 (e)        $      550,125
  3,670,000                    BBB-/Baa3   Cytec Industries, Inc., 8.95%, 7/1/17           4,056,770
                                                                                      --------------
                                                                                      $    4,606,895
----------------------------------------------------------------------------------------------------
                                           Steel -- 1.0%
  4,485,000                    BBB-/Baa3   Allegheny Technologies, Inc., 9.375%,
                                           6/1/19                                     $    5,077,782
  5,110,000                     BBB/Baa3   ArcelorMittal SA, 6.125%, 6/1/18                5,034,147
  1,675,000                     BBB/Baa2   Commercial Metals Co., 7.35%, 8/15/18           1,768,420

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    29

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
  2,480,000                        B+/B2   Evraz Group SA, 8.875%, 4/24/13
                                           (144A)                                      $    2,368,400
  4,555,000                         A/A1   POSCO SA, 8.75%, 3/26/14                         5,289,649
                                                                                       --------------
                                                                                       $   19,538,398
                                                                                       --------------
                                           Total Materials                             $   98,059,690
-----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 4.8%
                                           Aerospace & Defense -- 0.8%
  3,500,000                        B-/B3   Aeroflex, Inc., 11.75%, 2/15/15             $    3,185,000
  5,115,000                       BB/Ba3   BE Aerospace, Inc., 8.5%, 7/1/18 (c)             5,242,875
  1,830,000                       BB/Ba3   DigitalGlobe, Inc., 10.5%, 5/1/14                1,939,800
  4,255,000                        B+/B1   Esterline Technology Co., 7.75%,
                                           6/15/13                                          4,212,450
    400,000                      BB+/Ba2   L-3 Communications Corp., 6.125%,
                                           1/15/14                                            403,000
                                                                                       --------------
                                                                                       $   14,983,125
-----------------------------------------------------------------------------------------------------
                                           Building Products -- 0.1%
  3,852,000         6.72        CCC/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                           12/31/49                                    $    3,040,075
-----------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.2%
  3,550,000                      BB-/Ba3   Dycom Industries, Inc., 8.125%,
                                           10/15/15                                    $    3,230,500
  1,545,000         6.65            B/B2   Esco Corp., Floating Rate Note,
                                           12/15/13 (144A)                                  1,390,500
                                                                                       --------------
                                                                                       $    4,621,000
-----------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.8%
  5,880,000                     BB-/Caa1   American Railcar Co., 7.5%, 3/1/14          $    5,468,400
  2,500,000                     CCC/Caa3   Commercial Vehicle Group, 8.0%,
                                           7/1/13                                           1,487,500
  1,345,000                     BBB/Baa3   Cummins, Inc., 6.75%, 2/15/27                    1,188,507
  6,255,000                     CCC/Caa2   Greenbrier Co., Inc., 8.375%, 5/15/15            5,074,369
  1,120,000                      B-/Caa1   Titan Wheel International, Inc., 8.0%,
                                           1/15/12                                          1,083,600
    760,000                     BBB/Baa2   Volvo Treasury AB, 5.95%, 4/1/15                   759,293
                                                                                       --------------
                                                                                       $   15,061,669
 -----------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 0.7%
  5,609,000                      BB+/Ba2   Anixter International Corp., 5.95%,
                                           3/1/15                                      $    4,956,954
  4,585,000                         B/B3   Baldor Electric Co., 8.625%, 2/15/17 (c)         4,653,775
  5,010,000                       B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                  4,765,763
                                                                                       --------------
                                                                                       $   14,376,492
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Annual Report | 9/30/09

-----------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.7%
        3,890,000                        B+/B2   Kansas City Southern Mexico, Inc., 8.0%,
                                                 6/1/15                                      $    3,987,250
        1,655,000                    CCC+/Caa2   Park-Ohio Industries, Inc., 8.375%,
                                                 11/15/14                                         1,274,350
        1,770,000                      BB+/Ba2   Stena AB, 6.125%, 2/1/17 (144A)                  2,255,031
        4,270,000                    BBB-/Baa2   Tyco Electronics Group SA, 6.55%,
                                                 10/1/17                                          4,469,917
          750,000                    BBB+/Baa1   Tyco International Finance SA, 8.5%
                                                 1/15/19                                            914,204
                                                                                             --------------
                                                                                             $   12,900,752
-----------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.6%
        2,150,000                        BB/B1   Gardner Denver, Inc., 8.0%, 5/1/13
                                                 (144A)                                      $    2,064,000
        3,160,000                        B-/NA   Industrias Metalurgicas Pescar, 11.25%,
                                                 10/22/14                                         2,243,600
        3,020,000                    BBB+/Baa1   Ingersoll-Rand Global Holdings, Inc.,
                                                 9.5%, 4/15/14                                    3,568,520
        5,125,000                      B-/Caa1   Mueller Water Products Co., 7.375%,
                                                 6/1/17                                           4,465,156
                                                                                             --------------
                                                                                             $   12,341,276
-----------------------------------------------------------------------------------------------------------
                                                 Trading Companies & Distributors -- 0.9%
        1,520,000                      BB-/Ba2   Ace Hardware Corp., 9.125%, 6/1/16
                                                 (144A)                                      $    1,588,400
        6,535,000                    BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18              6,240,115
        9,380,000                    BBB-/Baa2   Glencore Funding LLC, 6.0%, 4/15/14
                                                 (144A)                                           8,997,090
                                                                                             --------------
                                                                                             $   16,825,605
                                                                                             --------------
                                                 Total Capital Goods                         $   94,149,994
-----------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                                 Environmental & Facilities Services -- 0.0%
        1,695,000                         D/WR   Aleris International, Inc., 9.0%,
                                                 12/15/14 (e)                                $        1,695
                                                                                             --------------
                                                 Total Commercial Services & Supplies        $        1,695
-----------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.9%
                                                 Air Freight & Couriers -- 0.3%
          900,000                     CCC/Caa2   Ceva Group Plc, 10.0%, 9/1/14 (144A)        $      801,000
          355,000                     CCC/Caa1   Ceva Group Plc, 11.625%, 10/1/16                   344,801
        1,172,000                       CCC/NR   Ceva Group Plc, 12.0%, 9/1/14                    1,553,232
EURO    1,924,000                     CCC/Caa2   Ceva Group Plc, 8.5%, 12/1/14 (144A)             2,113,131
                                                                                             --------------
                                                                                             $    4,812,164
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    31

---------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Airlines -- 0.2%
  493,504                        B-/Ba3   Continental Airlines, Inc., 7.461%,
                                          4/1/13 (c)                                 $      456,491
1,604,187                       BB+/Ba1   Continental Airlines, Inc., 6.795%,
                                          8/2/18                                          1,387,622
1,584,956                         B+/WR   Delta Airlines, Inc., 7.779%, 1/2/12 (c)        1,529,483
                                                                                     --------------
                                                                                     $    3,373,596
---------------------------------------------------------------------------------------------------
                                          Marine -- 0.0%
1,780,000                         NR/NR   CMA CGM SA, 7.25%, 2/1/13 (144A)           $      872,200
---------------------------------------------------------------------------------------------------
                                          Railroads -- 0.4%
2,530,000                      BBB/Baa1   Burlington Sante Fe Corp., 5.75%,
                                          3/15/18                                    $    2,748,215
2,950,000                         B+/B2   Kansas City Southern Mexico, Inc.,
                                          7.375%, 6/1/14                                  2,750,875
2,185,000                         B+/B2   Kansas City Southern Mexico, Inc.,
                                          7.625%, 12/1/13                                 2,119,450
1,245,000                      BBB/Baa2   Union Pacific Corp., 7.875%, 1/15/19            1,543,590
                                                                                     --------------
                                                                                     $    9,162,130
                                                                                     --------------
                                          Total Transportation                       $   18,220,090
---------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 1.0%
                                          Auto Parts & Equipment -- 1.0%
2,750,000                     CCC+/Caa2   Allison Transmission Co., 11.0%,
                                          11/1/15 (144A) (c)                         $    2,695,000
4,140,000                          D/WR   Cooper Standard Automotive, Inc., 7.0%,
                                          12/15/12 (e)                                    2,152,800
7,215,000                          D/WR   Lear Corp., 8.75%, 12/1/16 (e)                  4,761,900
3,555,000                      CCC/Caa2   Tenneco Automotive, Inc., 8.625%,
                                          11/15/14                                        3,332,813
5,635,000                     CCC+/Caa2   TRW Automotive, Inc., 7.25%,
                                          3/15/17 (c)                                     4,958,800
                                                                                     --------------
                                                                                     $   17,901,313
---------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.0%
  350,000                         B+/B1   Goodyear Tire & Rubber Co., 10.5%,
                                          5/15/16                                    $      379,750
                                                                                     --------------
                                          Total Automobiles & Components             $   18,281,063
---------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.9%
                                          Homebuilding -- 0.3%
5,079,000                         B+/B1   Meritage Homes Corp., 6.25%, 3/15/15       $    4,723,470
1,540,000                       BB-/Ba3   Urbi Desarrollos Urbanos SA de CV, 8.5%,
                                          4/19/16 (144A) (c)                              1,524,600
                                                                                     --------------
                                                                                     $    6,248,070
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                                 Household Appliances -- 0.3%
        4,940,000                    BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13              $    5,009,521
----------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.2%
        2,580,000                        B-/B3   Yankee Acquisition Corp., 8.5%,
                                                 2/15/15 (c)                                $    2,425,200
        2,355,000                    CCC+/Caa1   Yankee Acquisition Corp., 9.75%,
                                                 2/15/17 (c)                                     2,160,713
                                                                                            --------------
                                                                                            $    4,585,913
----------------------------------------------------------------------------------------------------------
                                                 Textiles -- 0.1%
        1,015,000                        B/Ba3   Invista Corp., 9.25%, 5/1/12 (144A)        $    1,015,000
                                                                                            --------------
                                                 Total Consumer Durables & Apparel          $   16,858,504
----------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 2.0%
                                                 Casinos & Gaming -- 1.7%
        5,415,000                         B/B2   Codere Finance SA, 8.25%, 6/15/15
                                                 (144A)                                     $    7,136,759
        1,655,000                         B/B3   Firekeepers Development Authority,
                                                 13.875%, 5/1/15 (144A)                          1,758,438
EURO    7,530,000         8.25          BB/Ba3   Lottomatica S.p.A., Floating Rate Note,
                                                 3/31/66 (144A)                                 10,640,998
        1,875,000                       CCC/Ca   Manshantucket Pequot Tribe, 8.5%,
                                                 11/15/15 (144A)                                   679,688
        2,841,000                         B/B3   Peermont Global, Ltd., 7.75%, 4/30/14
                                                 (144A)                                          3,536,309
        3,960,000                      BB-/Ba3   Scientific Games Corp., 6.25%,
                                                 12/15/12                                        3,841,200
        1,645,000                      BB-/Ba3   Scientific Games International, Inc.,
                                                 9.25%, 6/15/19 (144A)                           1,710,800
        4,970,000                       B/Caa1   Shingle Springs Tribal, 9.375%, 6/15/15
                                                 (144A)                                          3,578,400
        2,875,000                         D/WR   Station Casinos, Inc., 6.625%,
                                                 3/15/18 (e)                                       100,625
                                                                                            --------------
                                                                                            $   32,983,217
----------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.3%
        3,310,000                      AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                                 5/1/19                                     $    3,486,886
        2,820,000                      AAA/Aaa   President & Fellows of Harvard, 3.7%,
                                                 4/1/13                                          2,920,900
                                                                                            --------------
                                                                                            $    6,407,786
                                                                                            --------------
                                                 Total Consumer Services                    $   39,391,003
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    33

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                           MEDIA -- 1.8%
                                           Broadcasting -- 1.7%
  3,390,000                    BBB+/Baa1   Grupo Telivisa SA, 6.0%, 5/15/18
                                           (144A)                                       $    3,405,794
  4,265,000                         B/B1   Hughes Network Systems LLC, 9.5%,
                                           4/15/14                                           4,286,325
    685,000                         B/B1   Hughes Network Systems LLC, 9.5%,
                                           4/15/14                                             688,425
  3,187,500                    CCC+/Caa2   Intelsat Bermuda, Ltd., 11.5%, 2/4/17
                                           (144A)                                            2,964,375
  3,850,000                         B/B2   Kabel Deutschland GMBH, 10.625%,
                                           7/1/14                                            4,052,125
    790,000                    BBB+/Baa1   News America, Inc., 5.65%, 8/15/20
                                           (144A) (c)                                          800,847
  7,500,000                       BB-/B3   Intelsat Subsidiary Holding Co., 8.5%,
                                           1/15/13 (c)                                       7,593,750
  4,125,000                      B-/Caa1   Telesat Canada / Telesat LLC, 12.5%,
                                           11/1/17                                           4,393,125
  6,651,800                     CCC/Caa2   Univision Communications, Inc., 9.75%,
                                           3/15/15, (PIK) (144A) (c)                         5,121,886
                                                                                        --------------
                                                                                        $   33,306,652
------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.1%
  1,100,000                     BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19       $    1,329,566
    640,000                     BBB/Baa2   Time Warner Cable, Inc., 8.75, 2/14/19              788,435
                                                                                        --------------
                                                                                        $    2,118,001
                                                                                        --------------
                                           Total Media                                  $   35,424,653
------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.9%
                                           Apparel Retail -- 0.3%
  2,335,000                        B-/B3   Brown Shoe Co., Inc., 8.75%, 5/1/12          $    2,294,138
  2,530,000         8.21           B+/B2   Edcon Proprietary, Ltd., Floating Rate
                                           Note, 6/15/14 (144A)                              2,649,028
                                                                                        --------------
                                                                                        $    4,943,166
------------------------------------------------------------------------------------------------------
                                           Internet Retail -- 0.5%
  1,785,000                       BB/Ba2   Expedia, Inc., 8.5%, 7/1/16 (144A)           $    1,883,175
  7,395,000                      BB-/Ba3   Ticketmaster, Inc., 10.75%, 8/1/16                7,579,875
                                                                                        --------------
                                                                                        $    9,463,050
------------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 0.1%
  2,805,000                         B/B3   Sally Holdings, Inc., 9.25%, 11/15/14
                                           (144A) (c)                                   $    2,903,175
                                                                                        --------------
                                           Total Retailing                              $   17,309,391
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.5%
                                           Agricultural Products -- 0.2%
  4,035,000                         A/A2   CARGILL, Inc., 5.2%, 1/22/13 (144A)        $    4,231,077
----------------------------------------------------------------------------------------------------
                                           Brewers -- 0.4%
  4,255,000                    BBB+/Baa2   Anheuser-Busch InBev Worldwide, Inc.,
                                           7.75% 1/15/19 (144A)                       $    5,034,771
    535,000                     BBB/Baa1   Cia Brasileira de Bebida SA de CV,
                                           10.5%, 12/15/11                                   625,950
  2,530,000                     BBB/Baa1   Cia Brasileira de Bebida SA de CV,
                                           8.75%, 9/15/13                                  2,960,100
                                                                                      --------------
                                                                                      $    8,620,821
----------------------------------------------------------------------------------------------------
                                           Distillers & Vintners -- 0.3%
  4,940,000                       BB/Ba3   Constellation Brands, Inc., 8.375%,
                                           12/15/14                                   $    5,149,950
----------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
    750,000                        B-/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)       $      751,875
  1,855,000                        NR/WR   Independencia International SA, 9.875%,
                                           5/15/15 (144A) (e)                                324,625
  1,250,000                      CCC+/NA   Minerva Overseas, Ltd., 9.5%, 2/1/17
                                           (144A)                                          1,062,500
                                                                                      --------------
                                                                                      $    2,139,000
----------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.5%
  7,700,000                        B+/B2   Alliance One International, Inc., 10.0%,
                                           7/15/16                                    $    7,950,250
    250,000                        B+/B2   Alliance One International, Inc., 10.0%,
                                           7/15/16 (144A)                                    258,125
                                                                                      --------------
                                                                                      $    8,208,375
                                                                                      --------------
                                           Total Food, Beverage & Tobacco             $   28,349,223
----------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Household Products -- 0.1%
  2,205,000                    CCC+/Caa1   Central Garden & Pet Co., 9.125%,
                                           2/1/13                                     $    2,229,806
                                                                                      --------------
                                           Total Household & Personal Products        $    2,229,806
----------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                           Health Care Facilities -- 0.7%
  2,555,000                       BB-/B2   HCA, Inc., 9.125%, 11/15/14                $    2,638,038
  6,153,470                       BB-/B2   HCA, Inc., 9.625%, 11/15/16 (c)                 6,399,609
  1,700,000                       BB/Ba3   HCA, Inc., 7.875%, 2/15/20                      1,706,375
  1,430,000                       BB/Ba3   HCA, Inc., 8.5%, 4/15/19                        1,494,350
                                                                                      --------------
                                                                                      $   12,238,372
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    35

--------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.1%
  2,665,000                         B/B2   Rural/Metro Corp., 9.875%, 3/15/15       $    2,611,700
--------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.5%
  6,105,000                        B-/B3   Biomet, Inc., 10.375%, 10/15/17          $    6,486,563
  3,500,000                        B-/B2   Inverness Medical Innovations, Inc.,
                                           7.875%, 2/1/16                                3,377,500
                                                                                    --------------
                                                                                    $    9,864,063
--------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.2%
  3,790,000                      A-/Baa1   United Health Group, Inc., 4.875%,
                                           2/15/13                                  $    3,939,220
                                                                                    --------------
                                           Total Health Care Equipment & Services   $   28,653,355
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.7%
                                           Biotechnology -- 0.5%
  6,550,000                    BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13          $    6,962,205
  3,292,000                        B+/B3   Warner Chilcott Corp., 8.75%, 2/1/15          3,374,300
                                                                                    --------------
                                                                                    $   10,336,505
--------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.2%
  2,800,000                         B/B2   Phibro Animal Health Corp., 10.0%,
                                           8/1/13 (144A)                            $    2,660,000
                                                                                    --------------
                                           Total Pharmaceuticals & Biotechnology    $   12,996,505
--------------------------------------------------------------------------------------------------
                                           BANKS -- 3.8%
                                           Diversified Banks -- 1.2%
  2,623,500                      BB+/Ba1   Alfa Div Payment Rights Finance,
                                           7.23563%, 12/15/11 (144A)                $    2,229,975
  2,725,000                       NR/Ba1   ATF Bank JSC, 9.25%, 4/12/12 (144A)           2,690,938
    975,000                       NR/Ba1   ATF Capital BV, 9.25%, 2/21/14 (144A)           916,500
  1,700,000         8.59          NR/Ba2   Banco Macro SA, Floating Rate Note,
                                           6/7/12                                          986,000
  5,350,000                      AA-/Aa2   BNP Paribas SA, 1.34438%, 4/27/17             4,972,691
  1,000,000                      AAA/Aaa   Council of Europe, 5.5%, 1/18/12                888,854
  2,770,000                         A/A2   Industrial Bank of Korea, 7.125%,
                                           4/23/14                                       3,039,828
  2,420,000                        B/Ba3   Kazkommerts International BV, 8.0%,
                                           11/3/15                                       1,911,800
  1,650,000                       B+/Ba3   Russian Stand Bank ZAO, 7.5%, 10/7/10
                                           (144A)                                        1,563,375
  3,170,000                          D/C   Turanalem Finance BV, 8.5%, 2/10/15
                                           (144A)                                          729,100
  4,020,000                       AA-/A1   Wachovia Corp., 5.75%, 6/15/17 (c)            4,247,025
                                                                                    --------------
                                                                                    $   24,176,086
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 2.6%
      1,180,000                        BBB+/A2   American Express Bank FSB, 5.5%,
                                                 4/16/13                                    $    1,245,386
      1,500,000                           A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)              1,460,433
      4,750,000                        BBB+/A3   KeyBank NA, 5.8%, 7/1/14                        4,604,892
      2,935,000                      BBB+/Baa1   Keycorp, 6.5%, 5/14/13 (c)                      3,004,483
      2,850,000                         A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18            2,962,350
      1,650,000                           A/A2   PNC Bank NA, 6.0%, 12/7/17                      1,687,229
      9,510,000           8.25        BBB/Baa2   PNC Funding Corp., Floating Rate Note,
                                                 5/29/49                                         9,059,388
      3,580,000                        A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18               4,126,974
     10,525,000                        BBB+/A3   State Street Capital Corp., 8.25%,
                                                 3/15/42                                        10,305,028
      2,435,000                        BBB+/A2   US Bancorp, 6.189%, 4/15/49                     1,868,863
      4,020,000                        AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17                4,217,812
      4,700,000                         A-/Ba3   Wells Fargo & Co., 9.75%, 12/29/49              4,136,000
      1,295,000                         BB+/B3   Zions BanCorp, 6.0%, 9/15/15                    1,022,562
                                                                                            --------------
                                                                                            $   49,701,400
----------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.0%
DKK       1,179                         AA/Aa1   Nykredit, Inc., 6.0%, 10/1/29              $          245
DKK      51,677                         AA/Aa1   Nykredit, Inc., 7.0%, 10/1/32                      10,827
                                                                                            --------------
                                                                                            $       11,072
                                                                                            --------------
                                                 Total Banks                                $   73,888,558
----------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 4.9%
                                                 Asset Management & Custody Banks -- 0.4%
      3,845,000                       BB+/Baa3   Janus Capital Group, Inc., 6.5%,
                                                 6/15/12                                    $    3,820,365
      4,187,000                       BB+/Baa3   Janus Capital Group, Inc., 6.95%,
                                                 6/15/17                                         3,984,286
                                                                                            --------------
                                                                                            $    7,804,651
----------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 1.2%
      5,195,000                       BB+/Baa3   American General Finance, Inc., 6.9%,
                                                 12/15/17                                   $    3,633,284
      6,250,000                          A+/A1   American Honda Finance, Inc., 6.7%,
                                                 10/1/13 (144A)                                  6,808,681
      5,200,000                         BBB/A3   Capital One Bank USA NA, 8.8%,
                                                 7/15/19 (c)                                     6,010,987
      1,300,000                       BBB/Baa1   Capital One Financial Corp., 7.375%,
                                                 5/23/14                                         1,450,818
      4,180,000                      CCC+/Caa1   Ford Motor Credit Co., 5.7%, 1/15/10 (c)        4,178,800
      4,559,000           4.00        BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14          3,124,875
                                                                                            --------------
                                                                                            $   25,207,445
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    37

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.9%
13,915,000                       BBB+/A2   JPMorgan Chase & Co., 7.9%, 4/29/49         $   13,360,766
 2,224,837                       A-/Baa1   PF Export Receivable Master Trust,
                                           6.436%, 6/1/15 (144A)                            2,291,582
 2,262,685                      BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                           1/1/12 (144A)                                    2,309,953
                                                                                       --------------
                                                                                       $   17,962,301
-----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.6%
18,310,000          5.79          BBB/A3   Goldman Sachs Capital Corp., Floating
                                           Rate Note, 12/29/49                         $   13,183,200
 5,350,000                         A-/A2   Macquarie Group, Ltd., 7.625%,
                                           8/13/19                                          5,738,458
 3,820,000                          A/A2   Merrill Lynch & Co., 5.45%, 2/5/13               3,961,038
 7,175,000                          A/A2   Morgan Stanley Dean Witter & Co.,
                                           6.625%, 4/1/18                                   7,587,010
                                                                                       --------------
                                                                                       $   30,469,706
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.8%
 6,731,394                        NR/Ba1   Coso Geothermal Power, Inc., 7.0%,
                                           7/15/26 (144A)                              $    5,889,970
   920,000                     BBB+/Baa3   International Lease Corp., 6.625%,
                                           11/15/13                                           729,485
 2,975,000                     BBB+/Baa3   International Lease Finance Corp.,
                                           6.375%, 3/25/13 (c)                              2,385,825
 8,200,000          7.68         CCC+/B3   NCO Group, Inc., Floating Rate Note,
                                           11/15/13                                         6,068,000
                                                                                       --------------
                                                                                       $   15,073,280
                                                                                       --------------
                                           Total Diversified Financials                $   96,517,383
-----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 3.4%
                                           Insurance Brokers -- 0.2%
   565,000                     CCC+/Caa1   Hub International Holdings, Inc., 10.25%,
                                           6/15/15 (144A)                              $      526,156
 1,700,000          6.68          CCC/B3   Usi Holdings Corp., Floating Rate Note,
                                           11/15/14                                         1,413,125
                                                                                       --------------
                                                                                       $    1,939,281
-----------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- 1.1%
 2,565,000                       A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19       $    2,966,594
 6,440,000                      BBB/Baa1   MetLife, Inc., 10.75%, 8/1/39 (c)                7,760,200
 4,220,000                        A/Baa2   Prudential Financial, Inc., 5.15%,
                                           1/15/13                                          4,344,494
 1,770,000                        A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14        1,788,608
   755,000                        A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15          798,762
 3,389,000                     BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                           6/15/38                                          3,321,220
                                                                                       --------------
                                                                                       $   20,979,878
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Annual Report | 9/30/09

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.4%
  6,450,000                      BB/Baa3   Liberty Mutual Group, 7.0%, 3/15/37
                                           (144A)                                      $    4,715,524
  1,560,000                    BBB-/Baa2   Liberty Mutual Group, 7.3%, 6/15/14
                                           (144A)                                           1,522,423
  1,455,000        10.75         BB/Baa3   Liberty Mutual Group, Floating Rate Note,
                                           6/15/58 (144A)                                   1,382,250
                                                                                       --------------
                                                                                       $    7,620,197
-----------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.5%
  7,171,000                    BBB-/Baa3   Hanover Insurance Group, 7.625%,
                                           10/15/25                                    $    6,095,350
  5,250,000                        B-/NR   Kingsway America, Inc., 7.5%, 2/1/14             4,377,188
    500,000                        A-/A3   The Allstate Corp., 6.75%, 5/15/18                 548,192
                                                                                       --------------
                                                                                       $   11,020,730
-----------------------------------------------------------------------------------------------------
                                           Reinsurance -- 1.2%
    850,000        15.20           B-/NR   Atlas Reinsurance Plc, Floating Rate Note,
                                           1/10/11, Cat Bond (144A)                    $    1,196,072
  1,400,000         7.19          BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                           4/10/12                                          1,223,880
  1,150,000         8.92           BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                           6/7/11                                           1,093,880
    450,000        18.03           B-/NR   Carillon, Ltd., Floating Rate Note,
                                           1/10/11                                            449,775
    500,000                        BB/NR   Foundation Re, Ltd., 8.4875%, 2/24/10              500,700
  1,775,000        12.03           NR/B3   Globecat, Ltd., Cat Bond, Floating Rate
                                           Note, 1/2/13 (144A)                              1,509,105
    250,000         8.78           NR/B1   Globecat, Ltd., Cat Bond, Floating Rate
                                           Note, 1/2/13 (144A)                                229,700
    650,000         8.56          BB+/NR   Green Valley, Ltd., Floating Rate Note,
                                           1/10/11 (144A)                                     909,788
  4,475,000        14.00         B+/Caa3   MBIA Insurance Corp., Floating Rate Note,
                                           1/15/33 (144A)                                   1,969,000
  2,185,000         7.20          NA/Ba2   Muteki, Ltd., Cat Bond, Floating Rate
                                           Note, 5/24/11                                    2,088,642
    500,000        12.36           BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                           3/20/12                                            518,150
  1,350,000        10.67          BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                           6/7/11                                           1,350,810
    275,000         7.45          BB+/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                           Note, 12/24/10 (144A)                              271,590
    565,000         9.75           BB/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                           Note, 12/24/10 (144A)                              544,773
  7,625,000                    BBB+/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17           7,324,346
  1,000,000         9.40           B-/NA   Residential Re, Ltd., Floating Rate Note,
                                           6/6/11                                             957,800

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    39

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
  1,250,000        10.92            B/NR   Residential Re, Ltd., 2007 Floating Rate
                                           Note, 6/7/10                                 $    1,280,750
    250,000        27.67           NA/NA   Successor II, Ltd., Cat Bond, Floating Rate
                                           Note, 4/6/10                                        240,275
    500,000         7.92            D/NR   Willow Re, Ltd., Floating Rate Note,
                                           6/16/10 (144A) (e)                                  317,500
                                                                                        --------------
                                                                                        $   23,976,536
                                                                                        --------------
                                           Total Insurance                              $   65,536,622
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.5%
                                           Diversified Real Estate Activities -- 0.4%
  5,680,000                        A-/A2   WEA Finance LLC, 7.125%, 4/15/18             $    5,921,144
  1,200,000                        A-/A2   WEA Finance LLC, 7.5%, 6/2/14 (144A)              1,293,244
                                                                                        --------------
                                                                                        $    7,214,388
------------------------------------------------------------------------------------------------------
                                           Mortgage Real Estate Investment Trust -- 0.5%
  8,850,000                    BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%,
                                           10/15/14                                     $    8,825,220
------------------------------------------------------------------------------------------------------
                                           Office Real Estate Investment Trust -- 0.2%
    980,000                     BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19       $    1,009,786
  3,750,000                     BBB/Baa2   Mack-Cali Realty LP, 5.125%, 1/15/15              3,446,359
                                                                                        --------------
                                                                                        $    4,456,145
------------------------------------------------------------------------------------------------------
                                           Real Estate Operating Companies -- 0.3%
    573,698         8.79           B-/NR   Alto Palermo SA, Floating Rate Note,
                                           6/11/12 (144A)                               $      328,442
  6,550,000                        B-/B3   Forest City Enterprises, Inc., 7.625%,
                                           6/1/15                                            5,305,500
                                                                                        --------------
                                                                                        $    5,633,942
------------------------------------------------------------------------------------------------------
                                           Retail Real Estate Investment Trust -- 0.3%
  6,390,000                      AA+/Aa2   Trustreet Properties, Inc., 7.5%, 4/1/15     $    6,814,494
------------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trust -- 0.8%
  1,850,000                    BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16         $    1,728,475
  8,965,000                     BBB/Baa2   Hospitality Properties Trust, 7.875%,
                                           8/15/14                                           8,982,249
    850,000                     BBB-/Ba1   Ventas Realty LP/CAP Corp., 6.75%,
                                           4/1/17                                              833,000
  1,550,000                     BBB-/Ba1   Ventas Realty Capital Corp., 7.125%,
                                           6/1/15 (144A)                                     1,538,375
  2,750,000                     BBB-/Ba1   Ventas Realty LP, 6.5%, 6/1/16                    2,667,500
                                                                                        --------------
                                                                                        $   15,749,599
                                                                                        --------------
                                           Total Real Estate                            $   48,693,788
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.9%
                                           Data Processing & Outsourced Services -- 0.3%
  6,500,000                      B-/Caa1   First Data Corp., 9.875%, 9/24/15
                                           (144A)                                     $    6,004,375
----------------------------------------------------------------------------------------------------
                                           Internet Software & Services -- 0.3%
  4,820,000                        B-/B2   Terremark Worldwide, Inc., 12.0%,
                                           6/15/17                                    $    5,253,800
----------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 0.3%
  2,855,000                      B-/Caa1   Sungard Data Systems, Inc., 10.25%,
                                           8/15/15 (c)                                $    2,912,100
  2,850,000                       B/Caa1   Sungard Data Systems, Inc., 10.625%,
                                           5/15/15                                         3,021,000
                                                                                      --------------
                                                                                      $    5,933,100
                                                                                      --------------
                                           Total Software & Services                  $   17,191,275
----------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                           Computer Storage & Peripherals -- 0.1%
  1,930,000                      BB+/Ba1   Seagate Technology International, Inc.,
                                           10.0%, 5/1/14                              $    2,108,525
----------------------------------------------------------------------------------------------------
                                           Electronic Equipment & Instruments -- 0.1%
  1,910,000                      BBB-/NR   Agilent Technologies, Inc., 5.5%,
                                           9/14/15                                    $    1,964,695
----------------------------------------------------------------------------------------------------
                                           Electronic Manufacturing Services -- 0.1%
  1,108,000                      BB-/Ba2   Flextronics International, Ltd., 6.5%,
                                           5/15/13                                    $    1,080,300
                                                                                      --------------
                                           Total Technology Hardware & Equipment      $    5,153,520
----------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 0.2%
                                           Semiconductor Equipment -- 0.2%
  4,035,000                     BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18       $    4,217,652
                                                                                      --------------
                                           Total Semiconductors                       $    4,217,652
----------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 3.3%
                                           Alternative Carriers -- 0.5%
  4,520,000                        B-/B2   Global Crossing, Ltd., 12.0%, 9/15/15
                                           (144A)                                     $    4,746,000
    350,000                         B/B1   Paetec Holdings Corp., 8.875%, 6/30/17            348,250
  4,734,000                    CCC+/Caa1   Paetec Holdings Corp., 9.5%,
                                           7/15/15 (c)                                     4,296,105
                                                                                      --------------
                                                                                      $    9,390,355
----------------------------------------------------------------------------------------------------
                                           Integrated Telecommunication Services -- 1.7%
  3,200,000                    BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16               $    3,476,986
  4,400,000                       B+/Ba3   Cincinnati Bell, Inc., 8.25%, 10/15/17          4,334,000
  2,205,000                       BB/Ba2   Frontier Communications Corp., 8.125%,
                                           10/1/18                                         2,218,781

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    41

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                           Integrated Telecommunication Services -- (continued)
  2,670,000                       BB/Ba2   Frontier Communications Corp., 8.25%,
                                           5/1/14                                       $    2,763,450
  3,690,000                         B/B3   GCI, Inc., 7.25%, 2/15/14                         3,477,825
  3,720,000                        B+/B1   Mastec, Inc., 7.625%, 2/1/17                      3,496,800
  3,035,000        10.46          BB-/B1   Nordic Telephone Co., Floating Rate Note,
                                           5/1/16 (144A)                                     4,400,013
  3,600,000                        A-/A1   Qtel International Finance, Ltd., 6.5%,
                                           6/10/14                                           3,930,682
  5,320,000                       BB/Ba3   Windstream Corp., 8.625%, 8/1/16                  5,439,700
                                                                                        --------------
                                                                                        $   33,538,237
------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 1.1%
  5,845,000                        NR/B1   Digicel, Ltd., 9.25%, 9/1/12 (144A)          $    5,932,675
  3,500,000                         B/B3   Metropcs Wireless, Inc., 9.25%, 11/1/14           3,578,750
  2,000,000                       BB-/B1   NII Capital Corp., 10.0%, 8/15/16
                                           (144A)                                            2,080,000
  5,935,000                        B-/B2   True Move Co., Ltd., 10.75%, 12/16/13
                                           (144A)                                            5,697,600
  4,195,000                      BB+/Ba2   Vip Fin, 9.125%, 4/30/18 (144A)                   4,389,019
                                                                                        --------------
                                                                                        $   21,678,044
                                                                                        --------------
                                           Total Telecommunication Services             $   64,606,636
------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 3.3%
                                           Electric Utilities -- 1.5%
  1,825,000                    BBB+/Baa1   CenterPoint Energy Houston Electric LLC,
                                           7.0%, 3/1/14                                 $    2,076,026
  2,505,000                     BB+/Baa3   Empresas Publicas de Medellin SA de CV,
                                           7.625%, 7/29/19                                   2,711,663
  2,467,785                      BB-/Ba2   FPL Energy Wind Funding Co., 6.876%,
                                           6/27/17 (144A)                                    2,338,226
  2,725,000                     BBB/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                           1/15/19 (144A)                                    2,904,621
  1,330,000                     BBB/Baa2   Israel Electric Corp., Ltd., 9.375%,
                                           1/28/20 (144A)                                    1,652,764
  3,275,000                    BBB+/Baa2   NY State Gas and Electric Co., 6.15%,
                                           12/15/17 (144A)                                   3,293,671
  1,430,000                     BB+/Baa3   Public Service of New Mexico, Inc.,
                                           7.95%, 5/15/18                                    1,442,281
  1,760,000                      BB-/Ba2   Public Service of New Mexico, Inc.,
                                           9.25%, 5/15/15                                    1,777,600
  5,205,000                     CCC/Caa2   TXU Energy Co., 10.25%, 11/1/15 (c)               3,747,600
  4,125,000                    BBB+/Baa1   West Penn Power Co., 5.95%, 12/15/17              4,368,705
  1,650,000                        NA/NA   White Pine Hydro Portfolio, Inc., 7.26%,
                                           7/20/15                                           1,453,209
                                                                                        --------------
                                                                                        $   27,766,366
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Annual Report | 9/30/09

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.6%
 1,000,000                        B+/B1   Inergy LP, 8.25%, 3/1/16                 $    1,005,000
 1,965,000                       A+/Aa2   Nakilat, Inc., 6.067%, 12/31/33 (144A)        1,791,864
 3,820,000                        A/Aa3   Nakilat, Inc., 6.267%, 12/31/33 (144A)        3,476,009
 6,895,000                        B-/B2   Transport De Gas Del Sur SA, 7.875%,
                                          5/14/17 (144A)                                5,929,700
                                                                                   --------------
                                                                                   $   12,202,573
-------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.8%
 5,870,000                      BB-/Ba3   Intergen NV, 9.0%, 6/30/17               $    6,046,100
 2,001,448                       NR/Ba1   Juniper Generation LLC, 6.79%,
                                          12/31/14 (144A)                               1,835,288
 3,775,000                    BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                          3/30/21 (144A)                                3,534,155
 2,980,000                    BBB-/Baa3   Panoche Energy Center Corp., 6.885%,
                                          7/31/29 (144A)                                2,774,678
 2,697,010                       BB/Ba2   Tenaska Alabama LP, 7.0%, 6/30/21
                                          (144A)                                        2,448,672
                                                                                   --------------
                                                                                   $   16,638,893
-------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.4%
 3,700,000                       BB/Ba2   NSG Holdings LLC, 7.75%, 12/15/25
                                          (144A)                                   $    3,311,490
 4,981,769                        NR/NR   Ormat Funding Corp., 8.25%, 12/30/20          4,334,139
                                                                                   --------------
                                                                                   $    7,645,629
                                                                                   --------------
                                          Total Utilities                          $   64,253,461
-------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $987,559,615)                      $1,001,736,645
-------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS -- 22.5%
13,553,911                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          4.5%, 8/1/18-10/1/35                     $   14,057,273
 4,262,920                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.0%, 5/1/34-6/1/36                           4,419,146
   232,148                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.5%, 10/1/16-4/1/33                            246,484
 4,438,169                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.0%, 6/1/17-6/1/35                           4,720,659
   341,579                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.5%, 9/1/32-10/1/33                            368,288
 2,241,221                      AAA/Aaa   Federal National Mortgage Association,
                                          4.0%, 8/1/18                                  2,335,313
68,900,652                      AAA/Aaa   Federal National Mortgage Association,
                                          4.5%, 5/1/20-9/1/39                          70,246,833

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    43

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency
                                           Obligations -- (continued)
22,271,797                         AAA/Aaa Federal National Mortgage Association,
                                           5.0%, 12/1/21-4/1/37                      $  23,257,130
17,052,345                         AAA/Aaa Federal National Mortgage Association,
                                           5.5%, 12/1/17-4/1/36                         18,069,157
10,632,722                         AAA/Aaa Federal National Mortgage Association,
                                           6.0%, 7/1/17-12/1/37                         11,263,745
 1,440,827                         AAA/Aaa Federal National Mortgage Association,
                                           6.5%, 12/1/21-11/1/32                         1,558,394
    11,720                         AAA/Aaa Federal National Mortgage Association,
                                           7.0%, 5/1/28-7/1/31                              12,948
     2,539                         AAA/Aaa Federal National Mortgage Association,
                                           7.5%, 1/1/28                                      2,840
 5,994,957                         AAA/Aaa Government National Mortgage
                                           Association, 4.5%, 9/15/33-4/15/35            6,113,760
22,250,591                         AAA/Aaa Government National Mortgage
                                           Association, 5.0%, 11/15/16-6/15/38          23,121,373
40,839,385                         AAA/Aaa Government National Mortgage
                                           Association, 5.5%, 3/15/17-3/15/37           43,072,514
22,082,604                         AAA/Aaa Government National Mortgage
                                           Association, 6.0%, 1/15/11-7/15/38           23,502,871
 1,185,870                         AAA/Aaa Government National Mortgage
                                           Association, 6.5%, 1/20/28-7/15/35            1,277,390
    23,742                         AAA/Aaa Government National Mortgage
                                           Association, 7.0%, 5/15/29-6/15/31               26,220
       184                         AAA/Aaa Government National Mortgage
                                           Association, 7.5%, 8/15/29                          207
     1,933                         AAA/Aaa Government National Mortgage
                                           Association, 8.0%, 12/15/29                       2,198
     1,237                         AAA/Aaa Government National Mortgage
                                           Association I, 6.5%, 12/15/31                     1,335
     5,741                         AAA/Aaa Government National Mortgage
                                           Association I, 7.0%, 5/15/31                      6,344
 7,426,827                         AAA/Aaa Government National Mortgage
                                           Association II, 4.5%, 12/20/34-1/20/35        7,561,959
   653,852                         AAA/Aaa Government National Mortgage
                                           Association II, 5.5%, 3/20/34                   690,645
   845,358                         AAA/Aaa Government National Mortgage
                                           Association II, 6.0%, 5/20/32-10/20/33          905,080
    13,911                         AAA/Aaa Government National Mortgage
                                           Association II, 7.0%, 1/20/29                    15,241
10,000,000                         AAA/Aaa U.S. Treasury Bonds, 3.0%, 8/31/16           10,059,380
18,350,000                         AAA/Aaa U.S. Treasury Bonds, 3.25%, 6/30/16          18,795,855
15,600,000                         AAA/Aaa U.S. Treasury Bonds, 2.75%, 2/15/19 (c)      14,887,033
30,250,000                         AAA/Aaa U.S. Treasury Bonds, 3.25%, 5/31/16          30,989,703

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Annual Report | 9/30/09

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                             Value
--------------------------------------------------------------------------------------------------------
                                                  U.S. Government and Agency
                                                  Obligations -- (continued)
           3,000,000                    AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28    $    3,482,814
          10,452,062                    AAA/Aaa   U.S. Treasury Inflation Notes, 1.875%,
                                                  7/15/15                                     10,798,287
          11,100,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38          11,944,643
           1,095,000                    AAA/Aaa   U.S. Treasury Notes, 5.0%, 5/15/37           1,269,002
           3,900,000                    AAA/Aaa   U.S. Treasury Notes, 1.125%, 6/30/11         3,922,546
          20,000,000                    AAA/Aaa   U.S. Treasury Notes, 1.75%, 8/15/12         20,206,240
          28,210,000                    AAA/Aaa   U.S. Treasury Notes, 3.125%,
                                                  5/15/19 (c)                                 27,758,189
           5,580,000                    AAA/Aaa   U.S. Treasury Notes, 4.25%, 5/15/39          5,772,683
           1,500,000                    AAA/Aaa   U.S. Treasury Notes, 4.25%, 8/15/15          1,633,593
           5,085,000                    AAA/Aaa   U.S. Treasury Notes, 4.375%, 2/15/38         5,356,732
             325,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 11/15/15            358,338
           5,000,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36           5,370,310
             150,000                    AAA/Aaa   U.S. Treasury Notes, 5.25%, 2/15/29            174,117
           4,005,000                    AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31         4,758,441
           7,800,000                    AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/13          7,154,948
                                                                                          --------------
                                                                                          $  441,548,201
--------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT AND
                                                  AGENCY OBLIGATIONS
                                                  (Cost $425,211,059)                     $  441,548,201
--------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT BONDS -- 6.0%
  ITL  4,870,000,000                   BBB-/Baa2  Banco Nac De Desen Econo, 8.0%,
                                                  4/28/10                                 $    3,775,893
           5,265,000                       A/A2   Bank of Korea Import/Export, 8.125%,
                                                  1/21/14                                      6,030,963
           7,550,000                    AAA/Aaa   Canadian Government, 4.25%, 6/1/18           7,648,566
           1,900,000                       A/A2   Export-Import Bank of Korea, 5.875%,
                                                  1/14/15                                      2,003,077
  EURO    13,755,000                    AAA/Aaa   Government of France, 3.75%, 4/25/17        20,971,917
  SEK     90,450,000                    AAA/Aaa   Government of Sweden, 5.25%, 3/15/11        13,815,160
  SEK     28,645,000                    AAA/Aaa   Government of Sweden, 5.5%, 10/8/12          4,522,602
  JPY  1,474,208,470                     AA/Aa2   Japan Government CPI Link, 1.1%,
                                                  12/10/16                                    15,355,516
           1,675,000                       A/A2   Korea Development Bank, 5.3%,
                                                  1/17/13                                      1,740,226
           1,370,000                       A/A2   Korea Gas Corp., 6.0%, 7/15/14 (144A)        1,444,112
  NOK     23,710,000                    AAA/Aaa   Norway Government Bond, 4.25%,
                                                  5/19/17                                      4,179,579
  NOK     73,000,000                    AAA/Aaa   Norway Government Bond, 5.0%, 5/15/15       13,450,644
  NOK     20,293,000                    AAA/Aaa   Norwegian Government, 6.0%, 5/16/11          3,697,305
  AUD      5,344,000                     AA/Aa1   Ontario Province, 5.5%, 4/23/13              4,549,469

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    45

-----------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                                Foreign Government Bonds -- (continued)
       2,500,000                        A-/A2   Poland Government International,
                                                6.375%, 7/15/19                              $    2,808,550
AUD    6,780,000                      AA+/Aa1   Queensland Treasury, 6.0%, 8/14/13                6,104,050
       2,356,192                     BBB-/Ba1   Republic of Columbia, 9.75%, 4/9/11               2,521,125
       1,675,000                     BBB-/Ba1   Republic of Peru, 7.125%, 3/30/19                 1,932,113
         950,000                     BBB-/Ba1   Republic of Peru, 7.35%, 7/21/25                  1,109,125
                                                                                             --------------
                                                                                             $  117,659,992
-----------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $102,273,185)                          $  117,659,992
-----------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 1.1%
                                                Municipal Airport -- 0.3%
       3,575,000                        NR/NR   Charlotte North Carolina Special Facilities
                                                Revenue, 5.6%, 7/1/27                        $    2,576,431
       2,450,000                         B/B3   New Jersey Economic Development
                                                Authority Special Facility Revenue, 7.0%,
                                                11/15/30                                          2,451,152
         745,000                         B/B3   New Jersey Economic Development
                                                Authority, 6.25%, 9/15/29                           687,620
                                                                                             --------------
                                                                                             $    5,715,203
-----------------------------------------------------------------------------------------------------------
                                                Municipal General -- 0.2%
       3,650,000                       AA-/A1   Wisconsin State General, 5.75%, 5/1/33       $    4,217,247
-----------------------------------------------------------------------------------------------------------
                                                Municipal Higher Education -- 0.6%
       5,190,000                      AAA/Aa3   California State University Revenue, 5.0%,
                                                11/1/39                                      $    5,425,573
       5,050,000                      AAA/Aaa   Connecticut State Health & Educational,
                                                5.0%, 7/1/42                                      5,370,524
                                                                                             --------------
                                                                                             $   10,796,097
-----------------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $17,908,603)                           $   20,728,547
-----------------------------------------------------------------------------------------------------------
                                                SENIOR FLOATING RATE LOAN INTERESTS -- 4.6%**
                                                ENERGY -- 0.2%
                                                Oil & Gas Equipment And Services -- 0.2%
       2,866,050         8.00         BB-/Ba3   Hudson Products Holdings, Inc., Term
                                                Loan, 8/24/15                                $    2,694,087
-----------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration & Production -- 0.0%
         325,588         4.25            B/B3   Venoco, Inc., 2nd Lien Term Loan,
                                                9/20/11                                      $      278,378
                                                                                             --------------
                                                Total Energy                                 $    2,972,465
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.3%
                                           Diversified Chemical -- 0.1%
  1,597,109         7.65         BB+/Ba1   Ashland, Inc., Term B Borrowing Loan,
                                           5/13/14                                    $    1,635,372
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.0%
    610,000         8.75         B-/Caa1   Murray Energy Corp., Term Loan, 1/28/11    $      591,700
----------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.0%
    599,724         3.27           B-/B3   Graphic Packaging International, Inc.,
                                           Incremental Term Loan, 5/16/14             $      584,356
----------------------------------------------------------------------------------------------------
                                           Steel -- 0.2%
  4,169,997         8.00          BB-/B3   Essar Steel Algoma, Inc., Term Loan,
                                           6/20/13                                    $    3,987,560
                                                                                      --------------
                                           Total Materials                            $    6,798,988
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.4%
                                           Aerospace & Defense -- 0.3%
  4,672,159         3.74         BB-/Ba3   Aeroflex, Inc., Tranche B1 Term Loan,
                                           8/15/14                                    $    4,321,747
----------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.0%
    554,097         8.00           NR/NR   Custom Building Products, 1st Lien Term
                                           Loan, 10/20/11                             $      540,937
    275,000        10.75          BB-/B1   Custom Building Products, 2nd Lien Term
                                           Loan, 4/20/12                                     261,594
                                                                                      --------------
                                                                                      $      802,531
----------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.1%
  2,425,000                       BB-/B2   Oshkosh Corp., Term B Loan, 12/6/13        $    2,427,857
----------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.0%
    602,030         2.14          BB/Ba2   Kansas City Southern Railway, Term B
                                           Advance Loan, 4/28/13                      $      565,909
                                                                                      --------------
                                           Total Capital Goods                        $    8,118,044
----------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Commercial Printing -- 0.0%
     13,115         4.79         BB-/Ba3   Cenveo Corp., Delayed Draw Term Loan,
                                           6/21/13                                    $       12,732
    393,581         4.79         BB-/Ba2   Cenveo Corp., Term C Facility Loan,
                                           6/21/13                                           382,098
                                                                                      --------------
                                                                                      $      394,830
----------------------------------------------------------------------------------------------------
                                           Environmental & Facilities Services -- 0.1%
    241,993         2.28          B+/Ba3   Brickman Holdings, Tranche B Term,
                                           1/23/14                                    $      227,675
    731,897         2.24         BB-/Ba3   Synagro Technologies, Inc., 1st Lien Term
                                           Loan, 4/2/14                                      594,666
                                                                                      --------------
                                                                                      $      822,341
                                                                                      --------------
                                           Total Commercial Services & Supplies       $    1,217,171
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    47

------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Air Freight & Couriers -- 0.1%
  542,380          0.18           B/Ba2   Ceva Group Plc, Additional Pre-Funded
                                          Loan, 11/4/13                           $      445,656
1,842,032          3.25          NR/Ba2   Ceva Group Plc, U.S. Term Loan,
                                          11/4/13                                      1,548,075
                                                                                  --------------
                                                                                  $    1,993,731
                                                                                  --------------
                                          Total Transportation                    $    1,993,731
------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.3%
                                          Auto Parts & Equipment -- 0.0%
  598,430          3.00          BB-/B1   Allison Transmission, Inc., Term Loan,
                                          8/7/14                                  $      524,624
------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.3%
4,700,000          2.00          BB/Ba1   Goodyear Tire & Rubber Co., 2nd Lien
                                          Term Loan, 4/30/14                      $    4,404,572
                                                                                  --------------
                                          Total Automobiles & Components          $    4,929,196
------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.1%
                                          Housewares & Specialties -- 0.1%
1,298,945          2.78         BB-/Ba3   Jarden Corp., Term B3 Loan, 1/24/12     $    1,284,795
                                                                                  --------------
                                          Total Consumer Durables & Apparel       $    1,284,795
------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.3%
                                          Casinos & Gaming -- 0.3%
1,260,580          3.10         BB-/Ba3   Gateway Casinos & Entertainment,
                                          Delayed Draw Term Loan, 9/30/14         $    1,021,070
6,223,716          3.10         BB-/Ba3   Gateway Casinos & Entertainment, Term
                                          Advance Loan, 9/30/14                        5,041,210
                                                                                  --------------
                                                                                  $    6,062,280
                                                                                  --------------
                                          Total Consumer Services                 $    6,062,280
------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.2%
                                          Cable & Satellite -- 0.2%
1,280,500          9.25           B+/B1   Charter Communications, Inc.,
                                          Incremental Term Loan, 3/6/14           $    1,296,826
1,061,100          6.25           B+/B1   Charter Communications, Inc., New Term
                                          Loan, 3/6/14                                 1,016,224
  828,339          2.51           B/Ba3   Knology, Inc., Term Loan, 6/30/12              811,772
                                                                                  --------------
                                                                                  $    3,124,822
                                                                                  --------------
                                          Total Media                             $    3,124,822
------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                          Household Products -- 0.1%
1,222,353          8.00         CCC+/B2   Spectrum Brands, Inc., Dollar Term B,
                                          3/30/13                                 $    1,168,875

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Annual Report | 9/30/09

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                               Value
--------------------------------------------------------------------------------------------------
                                          Household Products -- (continued)
   62,647          5.65         CCC+/B2   Spectrum Brands, Inc., Letter of Credit,
                                          3/30/13                                   $       62,412
  887,230          2.25         BB-/Ba3   Yankee Candle Co., Term Loan, 2/6/14             837,989
                                                                                    --------------
                                                                                    $    2,069,276
                                                                                    --------------
                                          Total Household & Personal Products       $    2,069,276
--------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                          Health Care Equipment -- 0.4%
2,000,000          6.96         B-/Caa1   Talecris Biotherapeutics Holdings Corp.,
                                          Term Loan, 12/6/14                        $    1,968,333
6,125,827          3.96           B+/B2   Talecris Biotherapeutics, Inc., 1st Lien
                                          Term Loan, 12/6/13                             6,030,111
                                                                                    --------------
                                                                                    $    7,998,444
--------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.2%
1,991,889          2.61          BB/Ba3   CHS/Community Health Systems, Inc.,
                                          Funded Term Loan, 7/25/14                 $    1,875,861
  101,617          2.50          BB/Ba3   CHS/Community Health Systems, Inc.,
                                          Delayed Draw Term Loan, 7/25/14                   95,698
1,609,171          2.65           B+/B1   Sun Health Care, Inc., Term Loan,
                                          4/19/14                                        1,508,598
  337,931          2.28           B+/B1   Sun Health Care, Inc., Synthetic Term
                                          Loan, 4/19/14                                    316,810
                                                                                    --------------
                                                                                    $    3,796,967
--------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.0%
  800,000          4.50           B+/B2   IM US Holdings, Term Loan, 6/26/15        $      780,000
  598,473          3.28          BB/Ba2   Biomet, Inc., Dollar Term Loan, 3/25/15          578,213
                                                                                    --------------
                                                                                    $    1,358,213
                                                                                    --------------
                                          Total Health Care Equipment & Services    $   13,153,624
--------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                          Life Sciences Tools & Services -- 0.1%
1,339,325          5.25       BBB-/Baa3   Life Technologies Corp., Term B Facility
                                          Loan, 6/11/16                             $    1,350,475
                                                                                    --------------
                                          Total Pharmaceuticals & Biotechnology     $    1,350,475
--------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Specialized Finance -- 0.1%
2,381,189          3.28          BB-/B3   Ace Cash Express, Inc., Term Loan,
                                          10/5/13                                   $    1,851,374
                                                                                    --------------
                                          Total Diversified Financials              $    1,851,374
--------------------------------------------------------------------------------------------------
                                          INSURANCE -- 0.3%
                                          Insurance Brokers -- 0.3%
4,410,000          3.28           B-/B3   Alliant Holdings I, Inc., Term Loan,
                                          8/21/14                                   $    4,150,913

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    49

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                           Insurance Brokers -- (continued)
  1,564,000         3.04            B/B2   USI Holdings Corp., Tranche B Term Loan,
                                           5/15/14                                   $    1,423,240
                                                                                     --------------
                                                                                     $    5,574,153
---------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.0%
    900,369         2.85           B-/B2   AmWINS Group, Inc., Initial Term Loan,
                                           6/8/13                                    $      691,033
                                                                                     --------------
                                           Total Insurance                           $    6,265,186
---------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%
                                           Systems Software -- 0.0%
    626,750         6.00          B+/Ba2   Macrovision Solutions Corp., Term Loan,
                                           5/2/13                                    $      628,317
                                                                                     --------------
                                           Total Software & Services                 $      628,317
---------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                           Communications Equipment -- 0.0%
    873,611         2.78          BB/Ba2   Commscope Inc., Term B Loan,
                                           12/26/14                                  $      856,685
---------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.2%
  1,164,844         2.50         BB-/Ba2   Flextronics Semiconductor, Ltd., A1A
                                           Delayed Draw Term Loan, 10/1/14           $    1,052,485
  4,053,656         2.69         BB-/Ba2   Flextronics Semiconductor, Ltd., Closing
                                           Date Loan, 10/1/14                             3,662,649
                                                                                     --------------
                                                                                     $    4,715,134
---------------------------------------------------------------------------------------------------
                                           Electronic Equipment & Instruments -- 0.4%
  2,655,773         3.64          BB/Ba2   H3C Holdings, Ltd., Tranche B Term Loan,
                                           9/28/12                                   $    2,529,623
  1,392,136         7.25         BB-/Ba3   L-1 Identity Solutions, Inc., Tranche B1
                                           Loan, 8/15/13                                  1,406,057
  3,627,767         4.50            B/B3   Scitor Corp., Term Loan, 9/26/14               3,210,574
                                                                                     --------------
                                                                                     $    7,146,254
                                                                                     --------------
                                           Total Technology Hardware & Equipment     $   12,718,073
---------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 0.1%
                                           Semiconductor Equipment -- 0.1%
  1,834,993         2.01           BB/NR   Freescale Semiconductor, Inc., Term
                                           Loan, 11/29/13                            $    1,478,603
  1,309,799        12.50           BB/NR   Freescale Semiconductor, Inc., New Term
                                           Loan, 12/15/14                                 1,322,897
                                                                                     --------------
                                                                                     $    2,801,500
                                                                                     --------------
                                           Total Semiconductors                      $    2,801,500
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Annual Report | 9/30/09

----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.3%
                                          Integrated Telecommunication Services -- 0.3%
  431,879    3.25                 B+/B2   Telesat Canada, Inc., U.S. Term Loan II,
                                          10/31/14                                    $      416,609
5,028,148    3.25                 B+/B2   Telesat Canada, Inc., U.S. Term Loan I,
                                          10/31/14                                         4,850,365
                                                                                      --------------
                                                                                      $    5,266,974
                                                                                      --------------
                                          Total Telecommunication Services            $    5,266,974
----------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.4%
                                          Electric Utilities -- 0.2%
4,296,056    3.75                B+/Ba3   Texas Competitive Electric Holdings, Inc.,
                                          Initial Tranche B-2, 10/10/14               $    3,412,142
----------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.2%
4,062,685    3.17                 B+/B2   Calpine Corp., 1st Priority Term Loan,
                                          3/31/14                                     $    3,713,803
  386,006    2.02                B+/Ba1   NRG Energy, Inc., Term Loan, 2/1/13                367,349
  208,172    0.18                B+/Ba1   NRG Energy, Inc., Credit-Linked Loan,
                                          2/1/13                                             198,110
                                                                                      --------------
                                                                                      $    4,279,262
                                                                                      --------------
                                          Total Utilities                             $    7,691,404
----------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $95,971,096)                          $   90,297,695
----------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS - 6.4%
                                          Repurchase Agreements -- 2.5%
9,865,000                                 Bank of America, 0.05%, dated 9/30/09,
                                          repurchase price of $9,865,000
                                          plus accrued interest on 10/1/09
                                          collateralized by $10,062,300
                                          Freddie Mac Giant, 5.0%, 9/1/39             $    9,865,000
9,865,000                                 Barclays, 0.10%, dated 9/30/09,
                                          repurchase price of $9,865,000
                                          plus accrued interest on 10/1/09
                                          collateralized by $10,062,300 U.S.
                                          Treasury Strip, 0.0%, 11/15/21                   9,865,000
9,865,000                                 BNP Paribas, 0.05%, dated 9/30/09,
                                          repurchase price of $9,865,000
                                          plus accrued interest on 10/1/09
                                          collateralized by the following
                                          $1,181,164 Freddie Mac Giant,
                                          4.0 - 7.0%, 8/1/15 - 10/1/38
                                          $8,881,136 Federal National
                                          Mortgage Association, 4.0 - 7.0%,
                                          12/1/13 - 10/1/39                                9,865,000

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    51

-------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- (continued)
  9,865,000                                Deutsche Bank, 0.05%, dated 9/30/09,
                                           repurchase price of $9,865,000 plus
                                           accrued interest on 10/1/09
                                           collateralized by the following:
                                           $2,160,541 Freddie Mac Giant,
                                           5.5 - 7.0%, 11/1/35 - 3/1/38
                                           $4,871,158 Federal National
                                           Mortgage Association., 5.5 - 7.0%,
                                           1/1/22 - 1/1/39
                                           $1,625,521 Federal National
                                           Mortgage Association (ARM),
                                           4.665 - 5.104%, 1/1/34 - 3/1/38
                                           $1,405,080 Federal Home Loan
                                           Mortgage Corp., 5.633 - 6.422%,
                                           10/1/36 - 9/1/37                        $    9,865,000
  9,865,000                                JPMorgan, 0.06%, dated 9/30/09,
                                           repurchase price of $9,865,000 plus
                                           accrued interest on 10/1/09
                                           collateralized by $10,062,333 Federal
                                           National Mortgage Association, 5.5%,
                                           2/1/33 - 4/1/34                              9,865,000
                                                                                   --------------
                                           Total Repurchase Agreements             $   49,325,000
-------------------------------------------------------------------------------------------------
                                           SECURITIES LENDING COLLATERAL -- 3.9% (d)
                                           Certificates of Deposit:
  3,670,379                                Bank of Nova Scotia 0.25%, 11/17/09     $    3,670,379
  3,874,289                                BNP Paribas NY, 0.3%, 11/17/09               3,874,289
  2,446,920                                Rabobank Nederland NY, 0.24%,
                                           12/11/09                                     2,446,920
  2,446,920                                Societe Generale, 0.27%, 12/4/09             2,446,920
  2,446,920                                Toronto Dominion, 0.23%, 12/16/09            2,446,920
                                                                                   --------------
                                                                                   $   14,885,428
-------------------------------------------------------------------------------------------------
                                           Commercial Paper:
  4,076,688                                BBVA London, 0.29%, 11/6/09             $    4,076,688
  2,445,286                                CBA Financial, 0.27%, 12/29/09               2,445,286
  2,445,390                                HND AF, 0.30%, 12/15/09                      2,445,390
  2,038,257                                HSBC, 0.24%, 12/2/09                         2,038,257
    407,649                                HSBC, 0.24%, 12/3/09                           407,649
  3,668,398                                NABPP, 0.29%, 12/7/09                        3,668,398
  4,078,199                                Cafco, 0.40%, 10/1/09                        4,078,199
  3,058,547                                Char FD, 0.30%, 10/5/09                      3,058,547
  1,019,352                                Char FD, 0.28%, 10/26/09                     1,019,352
  1,222,865                                Ciesco, 0.33%, 11/23/09                      1,222,865
  1,222,891                                Ciesco, 0.25%, 12/7/09                       1,222,891
  1,875,784                                Fasco, 0.20%, 10/19/09                       1,875,784

The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Annual Report | 9/30/09

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                            Value
---------------------------------------------------------------------------------------------------
                                             Commercial Paper -- (continued)
    2,038,670                                Kithaw, 0.23%, 11/3/09                  $    2,038,670
    2,568,455                                Old LLC, 0.30%, 10/16/09                     2,568,455
    1,632,667                                Old LLC, 0.32%, 10/15/09                     1,632,667
    2,038,134                                Ranger, 0.24%, 12/11/09                      2,038,134
    1,936,775                                TB LLC, 0.20%, 10/5/09                       1,936,775
      824,045                                GE, 0.23%, 10/26/09                            824,045
    1,423,396                                Santander U.S. Debt, 0.37%, 11/20/09         1,423,396
                                                                                     --------------
                                                                                     $   40,021,448
---------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
   11,826,778                                Deutsche Bank, 0.06%, 10/1/09           $   11,826,778
    5,390,319                                Barclays Capital Markets, 0.01%,
                                             10/1/09                                      5,390,319
                                                                                     --------------
                                                                                     $   17,217,097
---------------------------------------------------------------------------------------------------

 Shares
---------------------------------------------------------------------------------------------------
                                             Money Market Mutual Funds:
    1,631,280                                Dreyfus Preferred Money Market Fund     $    1,631,280
    2,039,100                                Fidelity Prime Money Market Fund             2,039,100
                                                                                     --------------
                                                                                     $    3,670,380
                                                                                     --------------
                                             Total Securities Lending Collateral     $   75,794,353
---------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $121,119,353)                     $  125,119,353
---------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 102.5%
                                             (Cost $1,963,809,514) (a)               $2,009,416,090
---------------------------------------------------------------------------------------------------
                                             OTHER ASSETS
                                             AND LIABILITIES --  (2.5)%              $  (48,344,505)
---------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%              $1,961,071,585
---------------------------------------------------------------------------------------------------

** Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2009, the value of these securities amounted to $277,560,429 or 14.2% of total net assets.


The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    53

(a) At September 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $1,965,176,712 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $125,496,426
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (81,257,048)
                                                                                   ------------
       Net unrealized gain                                                         $44,239,378
                                                                                   ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.


(c)   At September 30, 2009, the following securities were out on loan:



------------------------------------------------------------------------------------------
Principal
Amount ($)        Security                                                       Value
------------------------------------------------------------------------------------------
     796,000     Allison Transmission Co., 11.0%, 11/1/15 (144A)                $  780,080
   2,367,000     Baldor Electric Co., 8.625%, 2/15/17                            2,402,505
   3,377,000     BE Aerospace, Inc., 8.5%, 7/1/18                                3,461,425
   4,325,000     Capital One Bank USA NA, 8.8%, 7/15/19                          4,999,523
   2,500,000     C8 Capital SPV, Ltd., Floating Rate, 12/31/49                   1,927,725
     100,000     Continental Airlines, Inc., 7.461%, 4/1/13                         92,500
     195,000     Delta Airlines, Inc., 7.779%, 1/2/12                              188,175
   4,100,000     Ford Motor Credit Co., 5.7%, 1/15/10                            4,098,823
                 Freeport-McMoran Copper & Gold, Inc., Floating Rate Note,
     290,000     4/1/15                                                            290,589
   1,200,000     Graphic Packaging Co., 9.5%, 8/15/13                            1,236,000
   2,792,000     HCA, Inc., 9.625%, 11/15/16                                     2,903,680
   2,050,000     Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                  2,075,625
   2,940,000     International Lease Finance Corp., 6.375%, 3/25/13              2,357,756
     639,000     Keycorp, 6.5%, 5/14/13                                            654,128
   2,275,000     MetLife, Inc., 10.75%, 8/1/39                                   2,741,375
   1,575,000     Mylan Labs, Inc., 1.25%, 3/15/12                                1,541,531
     300,000     News America, Inc., 5.65%, 8/15/20 (144A)                         304,119
      53,000     Paetec Holdings Corp., 9.5%, 7/15/15                               48,098
                 Ras Laffan Liquified Natural Gas, Inc., 5.5%, 9/30/14
   1,108,000     (144A)                                                          1,176,278
     126,000     Sally Holdings, Inc., 9.25%, 11/15/14 (144A)                      130,410
      88,000     Sandridge Energy, Inc., Floating Rate Note, 4/1/14                 78,407
   1,845,000     Sungard Data Systems, Inc., 10.25%, 8/15/15                     1,881,900
     652,000     TXU Energy Co., 10.25%, 11/1/15                                   469,440
   4,792,000     TRW Automotive, Inc., 7.25%, 3/15/17                            4,216,960
                 Univision Communications, Inc., 9.75%, 3/15/15, PIK
   1,473,000     (144A)                                                          1,134,210
   1,080,000     Urbi Desarrollos Urbanos SA de CV, 8.5%, 4/19/16 (144A)         1,069,200
   4,500,000     U.S. Treasury Bonds, 2.75%, 2/15/19                             4,294,336
  18,000,000     U.S. Treasury Notes, 3.125%, 5/15/19                           17,711,712

The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Annual Report | 9/30/09

--------------------------------------------------------------------------------
Principal
Amount ($)              Security                                     Value
--------------------------------------------------------------------------------
3,800,000              Wachovia Corp., 5.75%, 6/15/17               $ 4,014,601
2,554,000              Yankee Acquisition Corp., 8.5%, 2/15/15        2,400,760
2,160,000              Yankee Acquisition Corp., 9.75%, 2/15/17       1,981,800
--------------------------------------------------------------------------------

Shares
--------------------------------------------------------------------------------
22,500                 Delta Air Lines, Inc.*                           201,600
--------------------------------------------------------------------------------
                       Total                                        $72,865,272
================================================================================

(d)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(e)   Security is in default and is non-income producing.

(f)   Security is fair valued, see note A.

(g) Security is restricted. The Fund is not in the practice of purchasing restricted securities. The restricted security was acquired through a reorganization of the Georgia Gulf Bond on August 14, 2009. The Fund received common shares in exchange for the Bond which was held previous to the acquisition date. At September 30, 2009, the cost of this security was $3,050,646 and the management appraised price per-share was $12.13. The value of this security amounted to $3,050,646 or 0.2% of total net assets.


Principal amounts are denominated in U.S. Dollars unless otherwise denoted:


AUD   Australian Dollar
DKK   Danish Kroner
EURO  Euro
ITL   Italian Lira
JPY   Japanese Yen
NOK   Norwegian Krone
SEK   Swedish Krone


Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2009, were as follows:


--------------------------------------------------------------------------------
                                 Purchases         Sales
--------------------------------------------------------------------------------
Long-term U.S. Government      $209,867,181      $244,062,860
Other Long-term Securities     $572,709,023      $197,431,924


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    55

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets:


------------------------------------------------------------------------------------------------------
                                           Level 1        Level 2            Level 3      Total
------------------------------------------------------------------------------------------------------
 Asset backed securities                  $        --    $  49,221,481      $       --   $  49,221,481
 Collateralized mortgage obligations               --       63,906,521              --      63,906,521
 Corporate bonds                                   --    1,001,736,645              --   1,001,736,645
 Convertible corporate bonds                       --       80,211,995              --      80,211,995
 Municipal bonds                                   --       20,728,547              --      20,728,547
 U.S. government and agency obligations            --      441,548,201              --     441,548,201
 Foreign government bonds                          --      117,659,992              --     117,659,992
 Senior floating rate loan interests               --       90,297,695              --      90,297,695
 Common stocks                              5,457,394               --              --       5,457,394
 Common stocks (commodity chemicals)               --               --       3,050,646       3,050,646
 Common stocks (diversified financial
  services)                                        --               --         218,913         218,913
 Convertible preferred stock               10,258,707               --              --      10,258,707
 Temporary cash investments                        --      121,448,973              --     125,119,353
 Money market mutual funds                  3,670,380               --              --       3,670,380
------------------------------------------------------------------------------------------------------
 Total                                    $19,605,394    $1,986,760,050     $3,050,646   $2,009,416,090
------------------------------------------------------------------------------------------------------
 Other Financial Instruments*             $        --    $  (1,354,024)     $       --   $  (1,354,024)
------------------------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange contracts


The following is a reconciliation of assets valued using significant observable inputs (Level 3):



--------------------------------------------------------------------------------
                                                                      Common
                                                                      Stocks
--------------------------------------------------------------------------------
 Balance as of 9/30/08                                                $       --
 Realized gain (loss)                                                         --
 Change in unrealized appreciation (depreciation)(1)                          --
 Net purchases (sales)                                                        --
 Transfers in and out of Level 3                                       3,269,559
--------------------------------------------------------------------------------
 Balance as of 9/30/09                                                $3,269,559
--------------------------------------------------------------------------------

1 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Statement of Assets and Liabilities | 9/30/09


ASSETS:
  Investment in securities, at value (including securities loaned of
   $72,865,272) (cost $1,963,809,514)                                      $2,009,416,090
  Cash                                                                          8,398,654
  Foreign currencies, at value (cost $10,210,999)                              10,522,239
  Receivables --
   Paydowns                                                                        36,404
   Investment securities sold                                                      11,112
   Fund shares sold                                                            15,236,950
   Dividends, interest and foreign taxes withheld                              27,314,217
  Other                                                                            59,133
-----------------------------------------------------------------------------------------
     Total assets                                                          $2,070,994,799
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   27,166,508
   Fund shares repurchased                                                      2,462,733
   Dividends                                                                    2,740,591
   Forward foreign currency portfolio hedge contracts, open-net                 1,354,024
   Upon return of securities loaned                                            75,794,353
  Due to affiliates                                                               291,801
  Accrued expenses                                                                113,204
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  109,923,214
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,935,157,914
  Distributions in excess of net investment income                             (9,237,384)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                (9,608,753)
  Net unrealized gain on investments                                           45,606,576
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                      (846,768)
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,961,071,585
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $909,343,412/89,011,890 shares)                        $        10.22
  Class B (based on $107,129,441/10,646,260 shares)                        $        10.06
  Class C (based on $588,455,020/58,854,137 shares)                        $        10.00
  Class R (based on $114,962,100/11,077,894 shares)                        $        10.38
  Class Y (based on $226,994,359/22,188,171 shares)                        $        10.23
  Class Z (based on $14,187,253/1,389,045 shares)                          $        10.21
MAXIMUM OFFERING PRICE:
  Class A ($10.22 [divided by] 95.5%)                                      $        10.70
-----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    57

Statement of Operations

For the Year Ended 9/30/09

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $67,993)                     $ 110,962,218
  Dividends                                                                     789,019
  Income from securities loaned, net                                            782,148
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $112,533,385
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $   8,255,014
  Transfer agent fees and expenses
   Class A                                                                      973,974
   Class B                                                                      169,904
   Class C                                                                      358,178
   Class R                                                                        6,524
   Class Y                                                                       11,293
   Class Z                                                                        6,148
  Distribution fees
   Class A                                                                    1,744,173
   Class B                                                                      948,740
   Class C                                                                    4,141,414
   Class R                                                                      472,206
  Shareholder communications expense                                          1,412,240
  Administrative reimbursements                                                 581,368
  Custodian fees                                                                 91,312
  Registration fees                                                             147,766
  Professional fees                                                             117,357
  Printing expense                                                              114,321
  Fees and expenses of nonaffiliated trustees                                    54,567
  Miscellaneous                                                                 189,031
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 19,795,530
     Less fees paid indirectly                                                                   (4,084)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $ 19,791,446
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 92,741,939
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $ (11,385,766)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        3,800,386    $ (7,585,380)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                            $ 156,370,560
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (4,573,753)   $151,796,807
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $144,211,427
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $236,953,366
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

58    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Statements of Changes in Net Assets

For the Years Ended 9/30/09 and 9/30/08, respectively

---------------------------------------------------------------------------------------------------------
                                                                      Year Ended           Year Ended
                                                                      9/30/09              9/30/08
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $   92,741,939       $   73,618,969
Net realized gain (loss) on investments and foreign currency
  transactions                                                            (7,585,380)          23,808,597
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                  151,796,807         (116,391,584)
---------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations               $  236,953,366       $  (18,964,018)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.77 and $0.62 per share, respectively)                  $  (57,706,462)      $  (41,051,211)
   Class B ($0.69 and $0.53 per share, respectively)                      (7,356,676)          (6,057,868)
   Class C ($0.69 and $0.53 per share, respectively)                     (31,222,463)         (21,520,154)
   Class R ($0.76 and $0.61 per share, respectively)                      (7,729,085)          (5,641,146)
   Class Y ($0.81 and $0.66 per share, respectively)                      (8,618,870)          (3,210,371)
   Class Z ($0.80 and $0.66 per share, respectively)                        (433,771)             (98,331)
Net realized gain:
   Class A ($0.12 and $0.02 per share, respectively)                      (8,334,750)          (1,372,104)
   Class B ($0.12 and $0.02 per share, respectively)                      (1,241,171)            (253,591)
   Class C ($0.12 and $0.02 per share, respectively)                      (4,843,877)            (889,091)
   Class R ($0.12 and $0.02 per share, respectively)                      (1,160,061)            (192,825)
   Class Y ($0.12 and $0.02 per share, respectively)                        (974,153)             (73,963)
   Class Z ($0.12 and $0.02 per share, respectively)                         (36,052)                (221)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (129,657,391)      $  (80,360,876)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  898,627,782       $  575,921,969
Reinvestment of distributions                                             87,820,903           55,628,005
Cost of shares repurchased                                              (542,464,669)        (388,280,598)
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                          $  443,984,016       $  243,269,376
---------------------------------------------------------------------------------------------------------
   Net increase in net assets                                         $  551,279,991       $  143,944,482
NET ASSETS:
Beginning of year                                                      1,409,791,594        1,265,847,112
---------------------------------------------------------------------------------------------------------
End of year                                                           $1,961,071,585       $1,409,791,594
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $   (9,237,384)      $   10,033,320
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    59

---------------------------------------------------------------------------------------------------
                                     '09 Shares      '09 Amount        '08 Shares      '08 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                           46,372,087     $425,499,347       32,455,470     $337,009,414
Reinvestment of distributions          5,835,266       51,798,240        3,257,478       33,708,180
Less shares repurchased              (37,666,641)    (342,716,409)     (21,139,589)    (219,340,560)
---------------------------------------------------------------------------------------------------
   Net increase                       14,540,712     $134,581,178       14,573,359     $151,377,034
===================================================================================================
Class B
Shares sold                            2,756,786     $ 24,380,556        2,631,544     $ 26,968,724
Reinvestment of distributions            493,070        4,279,719          301,577        3,078,465
Less shares repurchased               (3,588,049)     (31,811,241)      (3,251,034)     (33,048,659)
---------------------------------------------------------------------------------------------------
   Net decrease                         (338,193)    $ (3,150,966)        (317,913)    $ (3,001,470)
===================================================================================================
Class C
Shares sold                           26,279,170     $236,197,942       11,276,495     $114,525,359
Reinvestment of distributions          2,073,230       18,031,616        1,101,447       11,178,430
Less shares repurchased              (11,427,689)    (100,270,077)      (9,954,402)    (101,081,894)
---------------------------------------------------------------------------------------------------
   Net increase                       16,924,711     $153,959,481        2,423,540     $ 24,621,895
===================================================================================================
Class R
Shares sold                            3,830,106     $ 35,385,182        3,893,878     $ 41,158,653
Reinvestment of distributions            902,102        8,112,774          506,941        5,329,789
Less shares repurchased               (3,878,398)     (35,869,998)      (2,384,300)     (25,199,633)
---------------------------------------------------------------------------------------------------
   Net increase                          853,810     $  7,627,958        2,016,519     $ 21,288,809
===================================================================================================
Class Y
Shares sold                           17,600,532     $166,759,062        5,026,907     $ 52,176,133
Reinvestment of distributions            586,916        5,295,353          218,150        2,256,814
Less shares repurchased               (3,356,461)     (31,062,843)        (842,783)      (8,693,266)
---------------------------------------------------------------------------------------------------
   Net increase                       14,830,987     $140,991,572        4,402,274     $ 45,739,681
===================================================================================================
Class Z
Shares sold                            1,110,321     $ 10,405,693          394,625     $  4,083,686
Reinvestment of distributions             33,137          303,201            7,415           76,327
Less shares repurchased                  (78,629)        (734,101)         (87,542)        (916,586)
---------------------------------------------------------------------------------------------------
   Net increase                        1,064,829     $  9,974,793          314,498     $  3,243,427
===================================================================================================


The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year          Year           Year         Year        Year
                                                                    Ended         Ended          Ended        Ended       Ended
                                                                   9/30/09       9/30/08        9/30/07      9/30/06     9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   9.76      $   10.46      $  10.33     $  10.58    $  10.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $   0.64      $    0.58      $   0.50     $   0.52    $   0.55
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                                               0.71          (0.64)         0.14        (0.08)       0.19
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $   1.35      $   (0.06)     $   0.64     $   0.44    $   0.74
Distributions to shareowners:
 Net investment income                                               (0.77)         (0.62)        (0.51)       (0.57)      (0.62)
 Net realized gain                                                   (0.12)         (0.02)           --        (0.12)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.46      $   (0.70)     $   0.13     $  (0.25)   $   0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  10.22      $    9.76      $  10.46     $  10.33    $  10.58
====================================================================================================================================
Total return*                                                        15.69%        (0.74)%         6.36%        4.43%       7.18%
Ratio of net expenses to average net assets+                          1.17%         1.14%          1.07%        1.11%       1.10%
Ratio of net investment income to average net assets+                 6.81%         5.65%          4.85%        5.05%       5.16%
Portfolio turnover rate                                                 32%           47%            58%          46%         48%
Net assets, end of period (in thousands)                          $909,343      $726,719       $626,416     $536,483    $442,062
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.17%         1.14%          1.07%        1.11%       1.11%
 Net investment income                                                6.81%         5.65%          4.85%        5.05%       5.15%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.17%         1.14%          1.06%        1.11%       1.10%
 Net investment income                                                6.81%         5.65%          4.86%        5.05%       5.16%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/09  61

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year           Year         Year         Year
                                                                      Ended         Ended         Ended        Ended        Ended
                                                                     9/30/09       9/30/08       9/30/07      9/30/06      9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                 $   9.62      $  10.30      $  10.18     $  10.43    $  10.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.54      $   0.50      $   0.41     $   0.44    $   0.47
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                          0.71         (0.63)         0.13        (0.08)       0.19
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $   1.25      $  (0.13)     $   0.54     $   0.36    $   0.66
Distributions to shareowners:
 Net investment income                                                  (0.69)        (0.53)        (0.42)       (0.49)      (0.54)
 Net realized gain                                                      (0.12)        (0.02)           --        (0.12)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   0.44      $  (0.68)     $   0.12     $  (0.25)   $   0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.06      $   9.62      $  10.30     $  10.18    $  10.43
====================================================================================================================================
Total return*                                                           14.71%        (1.43)%        5.42%        3.64%       6.36%
Ratio of net expenses to average net assets+                             1.94%         1.88%         1.89%        1.88%       1.87%
Ratio of net investment income to average net assets+                    6.09%         4.88%         4.02%        4.31%       4.42%
Portfolio turnover rate                                                    32%           47%           58%          46%         48%
Net assets, end of period (in thousands)                             $107,129      $105,616      $116,432     $131,814    $136,508
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.94%         1.88%         1.89%        1.88%       1.89%
 Net investment income                                                   6.09%         4.88%         4.02%        4.31%       4.40%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.94%         1.88%         1.88%        1.88%       1.87%
 Net investment income                                                   6.09%         4.88%         4.03%        4.31%       4.42%
------------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62  Pioneer Strategic Income Fund | Annual Report | 9/30/09

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year            Year         Year         Year
                                                                     Ended        Ended          Ended        Ended        Ended
                                                                    9/30/09      9/30/08        9/30/07      9/30/06      9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   9.56      $  10.25      $  10.12     $  10.38    $  10.36
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.57      $   0.50      $   0.42     $   0.44    $   0.47
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                     0.68         (0.64)         0.14        (0.09)       0.19
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $   1.25      $  (0.14)     $   0.56     $   0.35    $   0.66
Distributions to shareowners:
 Net investment income                                                 (0.69)        (0.53)        (0.43)       (0.49)      (0.54)
 Net realized gain                                                     (0.12)        (0.02)           --        (0.12)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.44      $  (0.69)     $   0.13     $  (0.26)   $   0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.00      $   9.56      $  10.25     $  10.12    $  10.38
====================================================================================================================================
Total return*                                                          14.86%        (1.50)%        5.61%        3.61%       6.44%
Ratio of net expenses to average net assets+                            1.85%         1.83%         1.82%        1.81%       1.81%
Ratio of net investment income to average net assets+                   6.12%         4.94%         4.09%        4.37%       4.45%
Portfolio turnover rate                                                   32%           47%           58%          46%         48%
Net assets, end of period (in thousands)                            $588,455      $400,974      $404,758     $414,070    $385,436
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.85%         1.83%         1.82%        1.81%       1.83%
 Net investment income                                                  6.12%         4.94%         4.09%        4.37%       4.43%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.85%         1.83%         1.81%        1.81%       1.81%
 Net investment income                                                  6.12%         4.94%         4.10%        4.37%       4.45%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/09  63

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year           Year        Year        Year
                                                                      Ended         Ended          Ended       Ended       Ended
                                                                     9/30/09       9/30/08        9/30/07     9/30/06     9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $   9.91      $  10.62      $  10.50    $  10.76    $  10.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.62      $   0.57      $   0.49    $   0.52    $   0.54
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                      0.73         (0.65)         0.14       (0.09)       0.20
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $   1.35      $  (0.08)     $   0.63    $   0.43    $   0.74
Distributions to shareowners:
 Net investment income                                                  (0.76)        (0.61)        (0.51)      (0.57)      (0.62)
 Net realized gain                                                      (0.12)        (0.02)           --       (0.12)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   0.47      $  (0.71)     $   0.12    $  (0.26)   $   0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.38      $   9.91      $  10.62    $  10.50    $  10.76
====================================================================================================================================
Total return*                                                           15.45%        (0.92)%        6.08%       4.20%       7.00%
Ratio of net expenses to average net assets+                             1.44%         1.33%         1.28%       1.27%       1.28%
Ratio of net investment income to average net assets+                    6.58%         5.46%         4.66%       4.90%       4.83%
Portfolio turnover rate                                                    32%           47%           58%         46%         48%
Net assets, end of period (in thousands)                             $114,962      $101,361       $87,204    $ 58,592     $32,028
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.44%         1.33%         1.28%       1.27%       1.30%
 Net investment income                                                   6.58%         5.46%         4.66%       4.90%       4.81%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.44%         1.33%         1.28%       1.27%       1.28%
 Net investment income                                                   6.58%         5.46%         4.66%       4.90%       4.83%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64  Pioneer Strategic Income Fund | Annual Report | 9/30/09

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year         Year         Year        Year        Year
                                                                         Ended        Ended        Ended       Ended       Ended
                                                                        9/30/09      9/30/08      9/30/07     9/30/06     9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $   9.78     $ 10.47       $ 10.35    $  10.60     $ 10.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.71     $  0.62       $  0.53    $   0.54     $  0.58
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                            0.67       (0.63)         0.13       (0.05)       0.21
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   1.38     $ (0.01)      $  0.66    $   0.49     $  0.79
Distributions to shareowners:
 Net investment income                                                    (0.81)      (0.66)        (0.54)      (0.62)      (0.66)
 Net realized gain                                                        (0.12)      (0.02)           --       (0.12)      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.45     $ (0.69)      $  0.12    $  (0.25)    $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  10.23     $  9.78       $ 10.47    $  10.35     $ 10.60
====================================================================================================================================
Total return*                                                             16.11%      (0.27)%        6.54%       4.89%       7.65%
Ratio of net expenses to average net assets+                               0.70%       0.68%         0.84%       0.67%       0.66%
Ratio of net investment income to average net assets+                      7.25%       6.21%         5.12%       5.56%       5.52%
Portfolio turnover rate                                                      32%         47%           58%         46%         48%
Net assets, end of period (in thousands)                               $226,994     $71,943       $30,935    $  7,968     $18,692
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              0.70%       0.68%         0.84%       0.67%       0.68%
 Net investment income                                                     7.25%       6.21%         5.12%       5.56%       5.50%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              0.70%       0.68%         0.84%       0.67%       0.66%
 Net investment income                                                     7.25%       6.21%         5.12%       5.56%       5.52%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/09  65

----------------------------------------------------------------------------------------------------------
                                                               Year          Year
                                                               Ended         Ended          7/6/07 (a)
                                                              9/30/09       9/30/08         to 9/30/07
----------------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                          $  9.81      $  10.46        $  10.29
----------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income (loss)                                 $  0.71      $  (0.13)       $   0.13
  Net realized and unrealized gain on investments and
    foreign currency transactions                                 0.61          0.16            0.17
----------------------------------------------------------------------------------------------------------
    Net increase from investment operations                    $  1.32      $   0.03        $   0.30
 Distributions to shareowners:
  Net investment income                                          (0.80)        (0.66)          (0.13)
  Net realized gain                                              (0.12)        (0.02)             --
----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $  0.40      $  (0.65)       $   0.17
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $ 10.21      $   9.81        $  10.46
==========================================================================================================
 Total return*                                                   15.43%         0.17%           2.90%(b)
 Ratio of net expenses to average net assets+                     0.80%         0.71%           0.69%**
 Ratio of net investment income to average net assets+            6.96%         6.21%           5.24%**
 Portfolio turnover rate                                            32%           47%             58%(b)
 Net assets, end of period (in thousands)                      $14,187      $  3,180        $    102
 Ratios with no waiver of fees and assumption of expenses
  by PIM and no reduction for fees paid indirectly:
  Net expenses                                                    0.80%         0.71%           0.69%**
  Net investment income                                           6.96%         6.21%           5.24%**
 Ratios with waiver of fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                    0.80%         0.71%           0.69%**
  Net investment income                                           6.96%         6.21%           5.24%**
==========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Class Z shares were first publicly offered on July 6, 2007.

(b) Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

66    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Notes to Financial Statements | 9/30/09


1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on September 10, 2004. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets, and liquidation proceeds. Share Classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for Class A, Class B, Class C and Class R shares. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    67
of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At September 30, 2009, two securities were valued using fair value methods (in addition to the securities valued using prices supplied by independent pricing services), representing 0.2% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


68    Pioneer Strategic Income Fund | Annual Report | 9/30/09
   data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    69
   or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund elected to defer $9,408,832 in capital losses and $8,111,313 in currency losses recognized between November 1, 2008 and September 30, 2009 to its fiscal year ending September 30, 2010.

   At September 30, 2009, the Fund has reclassified $1,054,684 to decrease distributions in excess of net investment income and $1,054,684 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008, was as follows:


--------------------------------------------------------------------------------
                                                      2009                  2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                            $123,237,053           $77,958,974
   Long-term capital gain                        6,420,338             2,401,902
--------------------------------------------------------------------------------
      Total                                   $129,657,391           $80,360,876
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at September 30, 2009.

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $ 1,427,773
   Current year Post-October loss deferred                           (9,408,832)
   Current Year Post-October Currency loss deferred                  (8,111,313)
   Current year Dividend payable                                     (2,740,591)
   Unrealized appreciation                                           44,746,634
--------------------------------------------------------------------------------
      Total                                                         $25,913,671
================================================================================

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $242,509 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2009.


70    Pioneer Strategic Income Fund | Annual Report | 9/30/09

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09 71 securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2009, the effective management fee was equivalent to 0.58% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,457 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended September 30, 2009, such out of pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                           $  707,530
 Class B                                                               77,949
 Class C                                                              369,840
 Class Y                                                               18,239
 Class R                                                              237,396
 Class Z                                                                1,286
--------------------------------------------------------------------------------
    Total                                                          $1,412,240
================================================================================

72    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $225,157 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2009.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,187 in distribution fees payable to PFD at September 30, 2009. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchase made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2009, CDSCs in the amount of $287,384 were paid to PFD.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    73

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2009, the Fund's expenses were reduced by $4,084 under such arrangements.


6. Forward Foreign Currency Contracts

At September 30, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended September 30, 2009 was 1,198,784,313. Open portfolio hedges at September 30, 2009 were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                          Net                                                                              Net
                                     Contracts to           In Exchange        Settlement                              Unrealized
 Currency                               deliver               For USD             Date              Value                 Loss
------------------------------------------------------------------------------------------------------------------------------------
 AUD
 (Australian
 Dollar)                                (6,650,000)       $   (5,709,484)       10/19/09       $   (5,862,088)       $     (152,604)
 EUR
 (Euro)                                (21,000,000)          (29,862,210)       10/05/09          (30,758,637)             (896,427)
 JPY
 (Japanese Yen)                     (1,256,000,000)          (13,708,199)       12/08/09          (14,013,192)             (304,993)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $   (1,354,024)
====================================================================================================================================

At September 30, 2009, the Fund had no outstanding settlement hedges.


7. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2009, the Fund had no borrowings under this agreement.


74    Pioneer Strategic Income Fund | Annual Report | 9/30/09

8. Unfunded Loan Commitments

As of September 30, 2009, the Fund had no unfunded loan commitments which could be extended at the option of the borrower.


9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of September 30, 2009:


----------------------------------------------------------------------------------------------
Derivatives not accounted for
as hedging instruments under
Accounting Standards Codification
(ASC) 815 (formerly FASB
Statement 133)                     Asset Derivatives 2009       Liabilities Derivatives 2009

                                   Balance Sheet      Fair      Balance Sheet      Fair
                                   Location           Value     Location           Value
----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts        Receivables*        $-       Payables           $1,354,024
----------------------------------------------------------------------------------------------
    Total                                              $-                          $1,354,024
==============================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities


The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009 was as follows:


-----------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                           Change in
Hedging Instruments                                                     Realized Gain      Unrealized
Under Accounting                                                        or (Loss) on       Gain or (Loss)
Standards Codification          Location of Gain or (Loss)              Derivatives        on Derivatives
(ASC) 815 (formerly FASB        On Derivatives Recognized               Recognized         Recognized
Statement 133)                  in Income                               in Income          in Income
-----------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward            $3,800,386
                                foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on                        $(4,573,753)
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies

10. Subsequent Events

In preparing these financial statements, the Adviser has evaluated the impact of all events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                      /s/ Ernst & Young LLP


Boston, Massachusetts
November 23, 2009


76    Pioneer Strategic Income Fund | Annual Report | 9/30/09

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    77

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
 Name and Age       with the Fund     and Term of Office         Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Chairman of the   Trustee since 1999.        Deputy Chairman and a director of Pioneer      None
(83)*               Board, Trustee    Serves until a successor   Global Asset Management S.p.A. ("PGAM");
                    and President     trustee is elected or      Non-Executive Chairman and a director of
                                      earlier retirement or      Pioneer Investment Management USA Inc.
                                      removal.                   ("PIM-USA"); Chairman and a director of
                                                                 Pioneer; Chairman and Director of Pioneer
                                                                 Institutional Asset Management, Inc. (since
                                                                 2006); Director of Pioneer Alternative
                                                                 Investment Management Limited (Dublin);
                                                                 President and a director of Pioneer
                                                                 Alternative Investment Management (Bermuda)
                                                                 Limited and affiliated funds; Director of
                                                                 PIOGLOBAL Real Estate Investment Fund
                                                                 (Russia) (until June 2006); Director of
                                                                 Nano-C, Inc. (since 2003); Director of Cole
                                                                 Management Inc. (since 2004); Director of
                                                                 Fiduciary Counseling, Inc.; President and
                                                                 Director of Pioneer Funds Distributor, Inc.
                                                                 ("PFD") (until May 2006); President of all of
                                                                 the Pioneer Funds; and Of Counsel, Wilmer
                                                                 Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury Trustee and       Trustee since 2007.        Director, CEO and President of Pioneer         None
(51)*               Executive         Serves until a successor   Investment Management USA Inc. (since
                    Vice President    trustee is elected or      February 2007); Director and President of
                                      earlier retirement or      Pioneer Investment Management, Inc. and
                                      removal.                   Pioneer Institutional Asset Management, Inc.
                                                                 (since February 2007); Executive Vice
                                                                 President of all of the Pioneer Funds (since
                                                                 March 2007); Director of Pioneer Global Asset
                                                                 Management S.p.A. (since April 2007); Head of
                                                                 New Markets Division, Pioneer Global Asset
                                                                 Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


78  Pioneer Strategic Income Fund | Annual Report | 9/30/09

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
 Name and Age       with the Fund     and Term of Office         Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)  Trustee           Trustee since 2005.        Managing Partner, Federal City Capital         Director of
                                      Serves until a successor   Advisors (boutique merchant bank) (1997 to     Enterprise Com-
                                      trustee is elected or      2004 and 2008 - present); and Executive Vice   munity Investment,
                                      earlier retirement or      President and Chief Financial Officer,         Inc. (privately-held
                                      removal.                   I-trax, Inc. (publicly traded health care      affordable housing
                                                                 services company) (2004 - 2007)                finance company);
                                                                                                                Director of New York
                                                                                                                Mortgage Trust
                                                                                                                (publicly traded
                                                                                                                mortgage REIT); and
                                                                                                                Director of Oxford
                                                                                                                Analytica, Inc.
                                                                                                                (privately-held
                                                                                                                research and
                                                                                                                consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)   Trustee           Trustee since 1999.        President, Bush International, LLC             Director of Marriott
                                      Serves until a successor   (international financial advisory firm)        International, Inc.;
                                      trustee is elected or                                                     Director of Discover
                                      earlier retirement or                                                     Financial Services
                                      removal.                                                                  (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/09
79

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
 Name and Age       with the Fund     and Term of Office         Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee           Trustee since 2008.        Professor, Harvard University                  Trustee, Mellon
Friedman (65)                         Serves until a successor                                                  Institutional Funds
                                      trustee is elected or                                                     Investment Trust and
                                      earlier retirement or                                                     Mellon Institutional
                                      removal.                                                                  Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee           Trustee since 1999.        Founding Director, Vice-President and          None
Graham (62)                           Serves until a successor   Corporate Secretary, The Winthrop Group, Inc.
                                      trustee is elected or      (consulting firm); and Desautels Faculty of
                                      earlier retirement or      Management, McGill University
                                      removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee           Trustee since 2006.        Chief Executive Officer, Quadriserv, Inc.      None
(58)                                  Serves until a successor   (technology products for securities lending
                                      trustee is elected or      industry) (2008 - present); Private investor
                                      earlier retirement or      (2004 - 2008); and Senior Executive Vice
                                      removal.                   President, The Bank of New York (financial
                                                                 and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.       Trustee           Trustee since 1999.        President and Chief Executive Officer,         Director of New
Piret (61)                            Serves until a successor   Newbury, Piret & Company, Inc. (investment     America High Income
                                      trustee is elected or      banking firm)                                  Fund, Inc.
                                      earlier retirement or                                                     (closed-end
                                      removal.                                                                  investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee           Trustee since 1999.        Senior Counsel, Sullivan & Cromwell LLP        Director, The Swiss
(81)                                  Serves until a successor   (law firm)                                     Helvetia Fund, Inc.
                                      trustee is elected or                                                     (closed-end
                                      earlier retirement or                                                     investment company)
                                      removal.
------------------------------------------------------------------------------------------------------------------------------------

80  Pioneer Strategic Income Fund | Annual Report | 9/30/09

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office         Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary         Since 2003. Serves at      Secretary of PIM-USA; Senior Vice President -  None
Bourassa (61)                         the discretion of the      Legal of Pioneer; Secretary/Clerk of most of
                                      Board                      PIM-USA's subsidiaries; and Secretary of all
                                                                 of the Pioneer Funds since September 2003
                                                                 (Assistant Secretary from November 2000 to
                                                                 September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant         Since 2003. Serves at      Associate General Counsel of Pioneer since     None
Kelley (44)         Secretary         the discretion of the      January 2008 and Assistant Secretary of all
                                      Board                      of the Pioneer Funds since September 2003;
                                                                 Vice President and Senior Counsel of Pioneer
                                                                 from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer         Since 2008. Serves at      Vice President - Fund Accounting,              None
(49)                                  the discretion of the      Administration and Controllership Services of
                                      Board                      Pioneer; and Treasurer of all of the Pioneer
                                                                 Funds since March 2008; Deputy Treasurer of
                                                                 Pioneer from March 2004 to February 2008;
                                                                 Assistant Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to February 2008; and
                                                                 Treasurer and Senior Vice President, CDC IXIS
                                                                 Asset Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant         Since 2000. Serves at      Assistant Vice President - Fund Accounting,    None
(44)                Treasurer         the discretion of the      Administration and Controllership Services of
                                      Board                      Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant         Since 2002. Serves at      Fund Accounting Manager - Fund Accounting,     None
                    Treasurer         the discretion of the      Administration and Controllership Services of
                                      Board                      Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/09
81

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office         Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant         Since 2009. Serves at      Fund Administration Manager - Fund             None
(29)                Treasurer         the discretion of the      Accounting, Administration and Controllership
                                      Board                      Services since November 2008 and Assistant
                                                                 Treasurer of all of the Pioneer Funds since
                                                                 January 2009; Client Service Manager -
                                                                 Institutional Investor Services at State
                                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance  Since 2007. Serves at      Chief Compliance Officer of Pioneer since      None
(50)                Officer           the discretion of the      December 2006 and of all the Pioneer Funds
                                      Board                      since January 2007; Vice President and
                                                                 Compliance Officer, MFS Investment Management
                                                                 (August 2005 to December 2006); Consultant,
                                                                 Fidelity Investments (February 2005 to July
                                                                 2005); Independent Consultant (July 1997 to
                                                                 February 2005)
------------------------------------------------------------------------------------------------------------------------------------



82  Pioneer Strategic Income Fund | Annual Report | 9/30/09

                           This page for your notes.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/09    83

                           This page for your notes.

84    Pioneer Strategic Income Fund | Annual Report | 9/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $42,600 in 2009 and approximately $42,300 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September
30, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 27, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 27, 2009

* Print the name and title of each signing officer under his or her signature.